                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                 EXCHANGE ACT OF 1934 (AMENDMENT NO.          )

     Filed by the registrant /X/
     Filed by a party other than the registrant / /
     Check the appropriate box:
     /X/ Preliminary proxy statement
     / / Definitive proxy statement
     / / Definitive additional materials
     / / Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                             THE OLSTEN CORPORATION
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                             THE OLSTEN CORPORATION
- --------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
     /X/ $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
     / / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
     0-11.

     (1) Title of each class of securities to which transaction applies:

- --------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transactions applies:

- --------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1

- --------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

- --------------------------------------------------------------------------------
     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

- --------------------------------------------------------------------------------
     (2) Form, schedule or registration statement no.:

- --------------------------------------------------------------------------------
     (3) Filing party:

- --------------------------------------------------------------------------------
     (4) Date filed:

- --------------------------------------------------------------------------------
- ---------------
    1Set forth the amount on which the filing fee is calculated and state how it was determined.

                                     [LOGO]

                                                                  March   , 1995

DEAR SHAREHOLDER:

     You are cordially invited to attend the Annual Meeting of Shareholders of Olsten Corporation to be held on April 28, 1995 at 10:00 a.m. at our new world headquarters located at 175 Broad Hollow Road, Melville, New York.

     The accompanying Notice and Proxy Statement describe the matters to be voted upon at the Annual Meeting. Holders of Common Stock and Class B Common Stock will be entitled to one vote and ten votes, respectively, at the Annual Meeting for each share held of record at the close of business on March 10, 1995, but will vote as separate classes in the election of Directors.

     At the Annual Meeting, shareholders will have an opportunity to inquire about the affairs of the Company that may be of interest to shareholders generally.

     We would appreciate your signing, dating and returning the enclosed proxy in the envelope provided for that purpose so that your shares may be represented and voted at the Annual Meeting in the event you do not attend. If you attend the Annual Meeting, you may withdraw your proxy and vote in person.

     Thank you and we look forward to greeting you personally if you are able to be present.

                                               Sincerely,

                                               FRANK N. LIGUORI
                                               Chairman and Chief Executive
                                               Officer

                                     [LOGO]

                             175 BROAD HOLLOW ROAD
                         MELVILLE, NEW YORK 11747-8905
                         ------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                           TO BE HELD APRIL 28, 1995
                         ------------------------------

TO THE SHAREHOLDERS OF OLSTEN CORPORATION:

     You are cordially invited to attend the Annual Meeting of Shareholders of Olsten Corporation, a Delaware corporation (the "Company"), which will be held at the executive offices of the Company, 175 Broad Hollow Road, Melville, New York 11747-8905, on April 28, 1995, at 10 o'clock in the forenoon, New York time, for the following purposes:

          1. To consider and vote upon a proposal to approve amendments to the Company's Restated Certificate of Incorporation;

          2. To consider and vote upon a proposal to approve amendments to the Company's 1994 Stock Incentive Plan;

          3. To consider and vote upon a proposal to approve an amendment to the Company's 1990 Non-Qualified Stock Option Plan for Non-Employee Directors and Consultants;

          4. To consider and vote upon a proposal to ratify and approve the appointment by the Board of Directors of Coopers & Lybrand as independent auditors for the Company for its 1995 fiscal year;

          5. To elect nine Directors of the Company, three by the holders of Common Stock voting separately as a class and six by the holders of Class B Common Stock voting separately as a class, to serve until the next Annual Meeting of Shareholders and until their successors are elected and qualify; and

          6. To transact such other business as may properly come before the meeting or any adjournments thereof.

     The stock transfer books of the Company will not be closed but only shareholders of record at the close of business on March 10, 1995 are entitled to notice of and to vote at such meeting or any adjournments thereof.

                                            BY ORDER OF THE BOARD OF DIRECTORS

                                                 Laurin L. Laderoute, Jr.
                                                        Secretary
Dated: March   , 1995
       Melville, New York

     IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. WE DO HOPE YOU WILL ATTEND, BUT IF YOU DO NOT INTEND TO BE PRESENT IN PERSON, PLEASE MARK, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY PROMPTLY. A STAMPED REPLY ENVELOPE IS ENCLOSED FOR THAT PURPOSE.

                          [OLSTEN CORPORATION LOGO]

                             175 BROAD HOLLOW ROAD
                         MELVILLE, NEW YORK 11747-8905
                         ------------------------------

                                PROXY STATEMENT
                                      FOR

                         ANNUAL MEETING OF SHAREHOLDERS

                           TO BE HELD APRIL 28, 1995
                         ------------------------------

     This Proxy Statement is furnished to shareholders of Olsten Corporation, a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Shareholders to be held at the executive offices of the Company, 175 Broad Hollow Road, Melville, New York 11747-8905, on April 28, 1995, at 10:00 o'clock in the forenoon, New York time, including any adjournments thereof, for the purposes set forth in the accompanying Notice of Meeting. Only shareholders of record at the close of business on March 10, 1995 are entitled to vote at such meeting. This Proxy Statement and the accompanying proxy are first being sent or
given to shareholders on or about March   , 1995.

     A shareholder who returns the accompanying proxy may revoke it at any time before it is voted by giving notice in writing to the Company, by granting a subsequent proxy or by appearing in person and voting at the meeting. Any shareholder attending the meeting and entitled to vote may vote in person whether or not said shareholder has previously submitted a proxy. Where no instructions are indicated, proxies will be voted for the nominees for Directors set forth herein and in favor of the other proposals described herein.

     Proxies marked as abstentions will have the effect of a negative vote. Broker non-votes will be considered as present at the meeting but not entitled to vote with respect to the particular matter. With regard to Proposal 1, broker non-votes will have the effect of a negative vote, and, with regard to the other proposals, broker non-votes will have no effect on the vote. Votes are counted by employees of Mellon Securities Trust Company, the Company's independent transfer agent and registrar.

     At the close of business on March 10, 1995, the record date for the determination of shareholders entitled to vote at the Annual Meeting, the Company had outstanding 32,436,556 shares of its Common Stock, par value $.10 per share ("Common Stock"), and 9,254,716 shares of its Class B Common Stock, par value $.10 per share ("Class B Common Stock"). The holders of such Common Stock and Class B Common Stock are entitled to one vote and ten votes, respectively, for each share held on such record date, but with respect to the election of Directors, holders of Common Stock voting separately as a class are entitled to elect three Directors and holders of Class B Common Stock voting separately as a class are entitled to elect six Directors.

     No person has been authorized to give any information or to make any representation other than those contained in this Proxy Statement and, if given or made, such information or representation must not be relied upon as having been authorized by the Company.

     A copy of the 1994 Annual Report to Shareholders, containing the financial statements of the Company and a report with respect thereto by Coopers & Lybrand, independent auditors, is also being mailed to you herewith. The Annual Report is not deemed a part of the soliciting material for the proxy.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth, as of March 10, 1995, the amount and nature of beneficial ownership of the Company's Common Stock and Class B Common Stock by each Director and nominee for Director; each beneficial owner of more than five percent of the Common Stock or Class B Common Stock known by management; named executive officers of the Company; and all executive officers and Directors as a group.

     Since each share of Class B Common Stock may be converted into one share of Common Stock, the beneficial ownership rules under the Securities Exchange Act of 1934 require that all shares of Common Stock issuable upon the conversion of Class B Common Stock by any shareholder be included in determining the number of shares and percentage of Common Stock held by such shareholder. The effect of the assumption that such shareholder has converted into Common Stock the shares of Class B Common Stock of which such shareholder is the beneficial owner is also reflected in the following table. For a more complete description of the method used to determine such beneficial ownership, see footnote (2) to the following table.

                               AMOUNT OF SHARES AND NATURE                   PERCENT OF CLASS IF
                              OF BENEFICIAL OWNERSHIP(1)(2)                   MORE THAN 1.0%(2)
                        -----------------------------------------        ----------------------------
                                                     COMMON STOCK                        COMMON STOCK
                                                     (IF CLASS B                 CLASS   (IF CLASS B
                                        CLASS B      COMMON STOCK                  B     COMMON STOCK
   NAME AND ADDRESS      COMMON         COMMON          DEEMED           COMMON  COMMON     DEEMED
  OF BENEFICIAL OWNER     STOCK          STOCK        CONVERTED)         STOCK   STOCK    CONVERTED)
- ----------------------- ---------      ---------     ------------        ------  ------  ------------
Miriam Olsten              77,375(3)   5,594,600(3)    5,671,975(3)         --   60.5%       14.9%
  P.O. Box 326
  Old Westbury, NY
Stuart Olsten              99,375(4)   2,387,118(4)    2,486,493(4)         --   25.7%        7.1%
  175 Broad Hollow Road
  Melville, NY
Cheryl Olsten              90,000(5)   1,114,744(5)    1,204,744(5)         --   12.0%        3.6%
  175 Broad Hollow Road
  Melville, NY
Andrew N. Heine             8,253(6)   2,118,014(6)    2,125,467(6)         --   22.9%        6.2%
  315 East 62nd Street
  New York, NY
Robert Riedinger                       2,173,751(7)    2,173,751(7)              23.5%        6.3%
  6065 Roswell Road N.E.
  Atlanta, GA
Frank N. Liguori          850,903(8)           6         850,909(8)       2.6%      --        2.6%
Allan Tod Gittleson        32,798(9)                                        --
Stuart R. Levine              300                                           --
John M. May                17,000(10)                                       --
Richard J. Sharoff          1,741(11)                                       --
Raymond S. Troubh          39,400(12)     26,106(12)      65,506(12)        --      --          --
Josh S. Weston                500                                           --
Robert A. Fusco            54,125(13)                                       --
Richard A. Piske, III      16,032(14)                                       --
Gerald J. Kapalko          17,616(15)                                       --
All executive officers
  and                   1,230,361(16)  9,066,837(17)  10,297,198(16)(17)  3.8%   97.5%       24.7%
  Directors as a group
  (13 persons)

- ---------------
(1) Unless otherwise indicated, the shareholders identified in this table have sole voting and investment power with respect to the shares beneficially owned by them.

(2) Each named person and all executive officers and Directors as a group are deemed to be the beneficial owners of securities that may be acquired within 60 days through the exercise of options or exchange or conversion rights. Accordingly, the number of shares and percentage set forth opposite each shareholder's name in the above table under the columns captioned "Common Stock" include shares of Common Stock issuable upon exercise of presently exercisable stock options under the Company's stock option plans, and the columns captioned "Common Stock (if Class B Common Stock Deemed Converted)" relating to such shareholders reflect the effect of the right to convert beneficially owned shares of Class B Common Stock into Common Stock, both with respect to the number of shares of Common Stock deemed to be beneficially owned and the adjusted percentage of outstanding Common Stock resulting from such right of conversion. However, the shares of Common Stock so issuable upon such exercise, exchange or conversion by any such shareholder are not included in calculating the number of shares or percentage of Common Stock beneficially owned by any other shareholder.

(3) Mrs. Olsten owns of record 145,520 shares of Class B Common Stock. She has sole voting and investment power with respect to 4,200,000 shares of Class B Common Stock held under five trusts and has sole voting and investment power with respect to 1,249,080 shares of Class B Common Stock held under a trust for the benefit of one of her children, of which she is a trustee, and as to which shares she disclaims beneficial ownership. Her holding includes 3,000 shares of Common Stock that may be purchased pursuant to presently exercisable stock options.

(4) Mr. Olsten owns of record 9,375 shares of Common Stock and has shared voting and investment power as a trustee with respect to 30,000 shares of Common Stock owned by a trust for the benefit of his son and with respect to 60,000 shares of Common Stock owned by two trusts for the benefit of his niece and nephew, as to which shares he disclaims beneficial ownership. Mr. Olsten owns of record 1,251,208 shares of Class B Common Stock and has shared voting and investment power as a trustee with respect to 1,059,007 shares of Class B Common Stock owned by a trust for his benefit and with respect to 55,737 shares of Class B Common Stock owned by a trust for the benefit of his descendants, as to which shares he disclaims beneficial ownership. His holding includes 21,166 shares of Class B Common Stock issuable upon exercise of Class B Common Stock warrants held by him.

(5) Ms. Olsten has shared voting and investment power as a trustee with respect to 60,000 shares of Common Stock owned by two trusts for the benefit of her two children and with respect to 30,000 shares of Common Stock held by a trust for the benefit of her nephew, as to which shares she disclaims beneficial ownership. Ms. Olsten has shared voting and investment power as a trustee with respect to 1,059,007 shares of Class B Common Stock owned by a trust for her benefit and with respect to 55,737 shares of Class B Common Stock owned by a trust for the benefit of her descendants, as to which shares she disclaims beneficial ownership.

(6) Includes 3,500 shares of Common Stock that may be purchased pursuant to presently exercisable stock options, 3,500 shares of Common Stock as to which Mr. Heine has an indirect beneficial interest and 800 shares owned by Mr. Heine's wife, as to which shares he disclaims beneficial ownership. In addition, Mr. Heine has shared voting and investment power as a trustee with respect to 1,059,007 shares of Class B Common Stock owned by a trust for the benefit of Stuart Olsten and as a trustee with respect to 1,059,007 shares of Class B Common Stock owned by a trust for the benefit of Cheryl Olsten, as to which shares Mr. Heine disclaims beneficial ownership.

                                              (footnotes continued on next page)

 (7) Mr. Riedinger has shared voting and investment power as a trustee with respect to 1,059,007 shares of Class B Common Stock owned by a trust for the benefit of Stuart Olsten, 1,059,007 shares of Class B Common Stock owned by a trust for the benefit of Cheryl Olsten and 55,737 shares of Class B Common Stock owned by a trust for the benefit of descendants of Ms. Olsten, as to which shares Mr. Riedinger disclaims beneficial ownership.

 (8) Includes 46,875 shares that may be purchased pursuant to presently exercisable stock options.

 (9) Includes 12,000 shares that may be purchased pursuant to presently exercisable stock options. Mr. Gittleson is the indirect beneficial owner of 20,798 shares, which are owned by his wife.

(10) Includes 12,000 shares that may be purchased pursuant to presently exercisable stock options.

(11) Includes 1,350 shares held in custodial accounts for Mr. Sharoff's two children.

(12) Includes 3,000 shares of Common Stock and 26,106 shares of Class B Common Stock that may be purchased pursuant to presently exercisable stock options.

(13) Includes 16,625 shares that may be purchased pursuant to presently exercisable stock options.

(14) Includes 8,875 shares that may be purchased pursuant to presently exercisable stock options.

(15) Includes 5,375 shares that may be purchased pursuant to presently exercisable stock options and 400 shares owned by Mr. Kapalko's two children.

(16) Includes 1,116,007 shares of Common Stock owned by executive officers and Directors and 114,354 shares of Common Stock that may be purchased pursuant to presently exercisable stock options.

(17) Includes 9,019,565 shares of Class B Common Stock owned by executive officers and Directors and 47,272 shares of Class B Common Stock that may be purchased pursuant to presently exercisable stock options or acquired upon exercise of Class B Common Stock warrants.

                               EXECUTIVE COMPENSATION
     The following table sets forth information concerning the annual and long-term compensation of the Company's Chief Executive Officer and the other four most highly compensated executive officers (the "Named Officers") for services as executive officers of the Company for the last three fiscal years.

                           SUMMARY COMPENSATION TABLE

                                                               LONG TERM COMPENSATION
                                                              -------------------------
                                                                       AWARDS
                                                              -------------------------
                                      ANNUAL COMPENSATION      RESTRICTED    SECURITIES
                                    -----------------------      STOCK       UNDERLYING       ALL OTHER
NAME AND PRINCIPAL POSITION  YEAR    SALARY($)     BONUS($)   AWARDS($)(1)   OPTIONS(#)   COMPENSATION($)(2)
- ---------------------------  -----  ------------   --------   ------------   ----------   ------------------
Frank N. Liguori              1994    $761,538     $900,000                                    $121,534
  Chairman and Chief          1993     621,154      500,000    $6,751,563                        95,445
  Executive Officer           1992     476,923      380,000       696,875                        65,650
Stuart Olsten                 1994     412,500      270,000                    25,000            51,630
  President                   1993     299,519      150,000       164,250                        36,455
  and Vice Chairman           1992     265,044      110,000                                      30,989
Robert A. Fusco               1994     401,923      270,000                    25,000            45,572
  Executive Vice President    1993     302,390      150,000       821,250      29,000            33,542
  and President, Olsten       1992     225,000       73,000                                      28,932
  Kimberly QualityCare(3)
Richard A. Piske, III         1994     301,539      190,506                    15,000            43,675
  Executive Vice President    1993     220,433      100,000       136,875      14,500            28,705
  and President, Olsten
  Staffing Services(4)
Gerald J. Kapalko             1994     223,077      150,000                    20,000            22,688
  Executive Vice              1993     183,846       51,000       164,250       9,500            18,988
  President(5)

- ------------------------------
(1) The number and value of the aggregate restricted (unvested) share holdings of the Named Officers at December 31, 1994 are as follows:

                                                               NUMBER OF        VALUE OF
                                                              RESTRICTED       RESTRICTED
                               NAME                             SHARES           SHARES
        ---------------------------------------------------  -------------     ----------
        F. N. Liguori......................................     135,000        $4,286,250
        S. Olsten..........................................       4,800           152,400
        R. A. Fusco........................................      24,000           762,000
        R. A. Piske........................................       4,000           127,000
        G. J. Kapalko......................................       4,800           152,400

    As to Mr. Liguori, 250,000 restricted shares were awarded to him in 1993. 137,500 of such shares vested upon grant, and the balance (112,500 shares) vest in increments of 33 1/3% each year for three years, beginning in 1994. 37,500 restricted shares were awarded to Mr. Liguori in 1992, and these shares vest in increments of 20% each year for five years, beginning in 1993. As to each of Messrs. Olsten, Fusco, Piske and Kapalko, 6,000 restricted shares, 30,000 restricted shares, 5,000 restricted shares and 6,000 restricted shares, respectively, were awarded in 1993, and these shares vest in increments of 20% each year for five years, beginning in 1994. Dividends are paid on the restricted shares if and to the extent paid on the Company's Common Stock generally.

    In addition, and not already reflected in this footnote, a long-term incentive award was made to Mr. Liguori in November 1993 of up to 150,000 (up to 200,000 in certain instances) restricted shares of Common Stock based on the Company's achieving certain aggregate net income target levels in 1994, 1995 and 1996, such shares to be issued in installments in 1997, 1998 and 1999.

(2) Represents profit sharing and matching contributions contributed by the Company for the Named Officers to the Company's Non-Qualified Retirement Plan for Selected Management Employees.

(3) Mr. Fusco became an executive officer in 1992.

(4) Mr. Piske became an executive officer in 1993.

(5) Mr. Kapalko became an executive officer in 1993.

STOCK OPTIONS

     The following table contains information concerning the grant of stock options to the Named Officers during the Company's last fiscal year.

                       OPTIONS GRANTS IN LAST FISCAL YEAR

                                                                                         POTENTIAL REALIZABLE
                                                 INDIVIDUAL GRANTS                         VALUE AT ASSUMED
                             ---------------------------------------------------------       ANNUAL RATES
                               NUMBER OF                                                       OF STOCK
                              SECURITIES        % OF TOTAL                                PRICE APPRECIATION
                              UNDERLYING      OPTIONS GRANTED    EXERCISE                 FOR OPTION TERM(3)
                                OPTIONS       TO EMPLOYEES IN     PRICE     EXPIRATION   ---------------------
           NAME              GRANTED(#)(1)      FISCAL YEAR       ($/SH)     DATE(2)      5% ($)     10% ($)
- ---------------------------  -------------   -----------------   --------   ----------   --------   ----------
Frank N. Liguori...........
Stuart Olsten..............      25,000             7.1%          $31.00      12/01/04   $487,500   $1,235,250
Robert A. Fusco............      25,000             7.1            31.00      12/01/04    487,500    1,235,250
Richard A. Piske, III......      15,000             4.3            31.00      12/01/04    292,500      741,150
Gerald J. Kapalko..........      20,000             5.7            31.00      12/01/04    390,000      988,200

- ---------------
(1) The options were granted at an exercise price equal to the fair market value of the Company's Common Stock on the date of grant. The options have a ten year term (subject to shareholder approval) and become exercisable over a four year period in increments of 25% per year beginning with the first anniversary of the date of grant.

(2) The ten year term of the options is subject to shareholder approval. See Proposal 2.

(3) The dollar amounts under these columns are the result of calculations at the 5% and 10% rates set by the Securities and Exchange Commission and are not intended to forecast possible future appreciation of the Company's stock price.

     The following table sets forth information with respect to the Named Officers concerning the exercise of options during the last fiscal year and unexercised options held as of the end of that year.

              AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                         FISCAL YEAR END OPTION VALUES

                                                           NUMBER OF SECURITIES
                                                          UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED
                                                             OPTIONS AT FISCAL           IN-THE-MONEY OPTIONS
                             SHARES                             YEAR END(#)              AT FISCAL YEAR END($)
                           ACQUIRED ON      VALUE       ---------------------------   ---------------------------
          NAME             EXERCISE(#)   REALIZED($)    EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
- -------------------------  -----------   ------------   -----------   -------------   -----------   -------------
Frank N. Liguori.........     28,125       $637,594       159,375         37,500      $ 3,633,188     $ 855,750
Stuart Olsten............                                                 25,000                         18,750
Robert A. Fusco..........      7,500        174,375        14,375         47,875          190,410       170,513
Richard A. Piske, III....      2,157         48,630         7,000         27,000           79,474        97,391
Gerald J. Kapalko........      4,125         78,319         4,250         27,875           70,635        71,554

RETIREMENT PLAN

     The following table shows the estimated annual retirement benefit payable on a straight life annuity basis at normal retirement date to participants in the Company's Supplemental Executive Retirement Plan for key employees designated by the Company ("SERP"), which is a non-contributory, non-qualified defined benefit plan. Amounts shown include Social Security benefits and the annuitized value of accumulations of profit sharing contributions made by the Company on behalf of a participant.

                               PENSION PLAN TABLE

                                                      ANNUAL BENEFITS FOR YEARS OF SERVICE
               FINAL FIVE YEAR                  -------------------------------------------------
               AVERAGE EARNINGS                 10 YEARS     15 YEARS     20 YEARS      25 YEARS
- ----------------------------------------------  --------     --------     --------     ----------
$  150,000....................................  $ 36,000     $ 54,000     $ 72,000     $   90,000
   250,000....................................    60,000       90,000      120,000        150,000
   350,000....................................    84,000      126,000      168,000        210,000
   450,000....................................   108,000      162,000      216,000        270,000
   550,000....................................   132,000      198,000      264,000        330,000
   650,000....................................   156,000      234,000      312,000        390,000
   750,000....................................   180,000      270,000      360,000        450,000
   850,000....................................   204,000      306,000      408,000        510,000
   950,000....................................   228,000      342,000      456,000        570,000
 1,050,000....................................   252,000      378,000      504,000        630,000
 1,150,000....................................   276,000      414,000      552,000        690,000
 1,250,000....................................   300,000      450,000      600,000        750,000
 1,350,000....................................   324,000      486,000      648,000        810,000
 1,450,000....................................   348,000      522,000      696,000        870,000
 1,550,000....................................   372,000      558,000      744,000        930,000
 1,650,000....................................   396,000      594,000      792,000        990,000
 1,750,000....................................   420,000      630,000      840,000      1,050,000
 1,850,000....................................   444,000      666,000      888,000      1,110,000
 1,950,000....................................   468,000      702,000      936,000      1,170,000
 2,050,000....................................   492,000      738,000      984,000      1,230,000

     The SERP benefit objective is to provide a participant who has spent a 25 year career with the Company with retirement income at age 65 equal to 60% of the average of his or her covered compensation (salary, bonuses and incentive compensation) over the five years prior to retirement. Proportionately decreased benefits may be payable at early retirement. The SERP benefit is reduced both by the value of Social Security benefits and by the annuitized value of accumulations of profit sharing contributions made on behalf of a participant by the Company. The current credited years of service for Messrs. Liguori, Olsten, Fusco, Piske and Kapalko are 23, 19, 9, 14, and 16, respectively.

EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL
ARRANGEMENTS

     Frank N. Liguori is employed by the Company as Chairman of the Board and Chief Executive Officer, for a term expiring March 31, 1999, unless otherwise extended, pursuant to an employment agreement which provides for an initial annual base salary of $750,000.

     The employment agreement provides that if Mr. Liguori's employment is terminated by the Company for any reason other than for disability or for cause, or if Mr. Liguori voluntarily terminates his employment within one year after
(a) a Change of Control (as defined in the Company's 1994 Stock Incentive
Plan -- see Proposal 2), (b) a substantial change in his responsibilities or (c) a determination not to renew the employment agreement, Mr. Liguori will be entitled to receive a cash lump sum equal to (x) his then current base salary, plus the highest bonus paid to him during the term of the employment agreement (not to exceed 100% of his then current base salary) plus the annualized value of benefits provided under the Company's benefit programs multiplied by (y) the number of full and partial years in the period from the date of termination to the twenty-fourth month following the date on which his employment would otherwise have terminated. The Company may elect to withhold up to $1 million of such amount for a two-year period after termination of employment during which Mr. Liguori may not compete with the Company's businesses, with his right to receive such amount being conditioned upon his compliance with such restriction.

     If Mr. Liguori's employment is terminated by the Company due to disability, he is entitled to receive, for a period of three years from termination, a monthly sum equal to 1/12 of his then current base salary (less any benefits paid under any disability policies maintained by the Company).

     If any payment to Mr. Liguori (under the employment agreement or otherwise) is, upon a Change of Control, subject to the excise tax imposed by Section 4999 of the Internal Revenue Code of 1986, as amended, Mr. Liguori will be entitled to receive an additional "gross-up payment" in an amount sufficient to make Mr. Liguori whole for such excise tax.

     Upon a Change of Control, all outstanding stock options granted to Mr. Liguori under the 1994 Stock Incentive Plan, the 1984 Non-Qualified Stock Option Plan and the 1984 Incentive Stock Option Plan will become fully exercisable and vested, and all shares of Common Stock to which he is entitled pursuant to the long-term incentive restricted stock award to him in November 1993 will be immediately issued to him.

     The Company has entered into change-in-control agreements with each of Messrs. Robert Fusco, Richard Piske and Gerald Kapalko. The agreements are for a term in effect through August 9, 1997 and are automatically extended for successive one-year terms thereafter unless the Company provides one-year's prior notice that it does not wish to extend the term. In addition, if a Change in Control (defined substantially the same as with respect to Mr. Liguori, above) occurs during the term of the agreement, the agreement continues in effect for a period of 36 months beyond the month in which the Change in Control occurs.

     If a Change in Control occurs and the executive's employment is terminated during the term of the agreement for any reason except termination by the Company for "cause," termination by the executive other than for "good reason" or termination because of death, retirement or disability, the executive will be entitled to receive a cash lump sum equal to 2.99 times the average of the annual compensation payable to the executive by the Company for the five calendar years preceding the calendar year in which a Change in Control occurs. In addition, all outstanding stock options granted to the executive will become fully exercisable and vested, and for the 36 month period after the date of the executive's termination of employment, the Company will, upon request from the executive, arrange to provide the executive with health, life, disability and/or accident benefits substantially similar to those the executive received immediately prior to the termination unless and until the executive receives such benefits from a subsequent employer.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Company has, with the direction and supervision of the Compensation Committee of the Board of Directors, established and put into practice compensation policies, plans and programs, whose goals are twofold: to attract and retain qualified executives and to seek to enhance the Company's profitability by uniting senior management's interests with those of the Company's shareholders.

BASE SALARY

     Compensation for each of the Named Officers, as well as other senior executives, consists of a base salary and annual and longer-term incentive compensation. In the setting of base salaries, consideration is given to salary surveys and review of salaries paid to senior executives with comparable qualifications, experience and responsibilities at other companies. Annual and longer-term incentive compensation is tied to the Company's and the executive's success in achieving significant financial and non-financial goals.

     Each fiscal year, the Committee fixes the base salary of the Chief Executive Officer. Beginning in 1994, the Chief Executive Officer's base salary cannot be set lower than the minimum base salary provided for in his employment agreement with the Company. The Chief Executive Officer recommends the base salaries of the other Named Officers and the other senior executives for review and approval by the Committee.

INCENTIVE COMPENSATION

     In evaluating the performance and setting the incentive compensation of the Chief Executive Officer, the Committee approved a bonus incentive predicated on the attainment of specific levels of net income for the Company. The Committee also approved bonus incentives predicated on the achievement of certain profit targets in setting the incentive compensation for the Company's Vice Chairman and President and the Presidents of Olsten Kimberly QualityCare and Olsten Staffing Services. The Committee also considered the overall performance of these executives in making the final determination of their bonus incentives. The Chief Executive Officer recommends the incentive compensation of the Company's other senior executives, including the other Named Officer, and the Committee reviews and approves the final compensation for these executives.

STOCK OPTIONS AND GRANTS

     At the end of each fiscal year, the Committee considers the desirability of granting senior executives, including the Named Officers, awards under the Company's stock plans. The Committee believes that its past grants of stock options and restricted stock awards have successfully focused the Company's senior management on building profitability and shareholder value.

     In determining the amount and nature of awards under such plans to be granted to the senior management group, including the Named Officers other than the Chief Executive Officer, the Committee reviews with the Chief Executive Officer awards recommended by him, taking into account the respective scope of accountability, strategic and operational goals, and anticipated performance requirements and contributions of each member of the senior management group. The award to the Chief Executive Officer is established separately and is based, among other things, on the Committee's analysis of his past and expected future contributions to the Company's achievement of its long-term performance goals.

CEO COMPENSATION

     Based on the Committee's assessment of the Company's business and financial performance and the Chief Executive Officer's individual contributions to such performance, the Committee in 1994 increased the Chief Executive Officer's base salary from $750,000 to $900,000. Under the Company's Executive Officer Bonus Plan, which was approved by shareholders at the 1994 Annual Meeting, and based on his attainment of performance goals previously established for the 1994 plan year, the Chief Executive Officer was awarded annual bonus compensation of $900,000, which was 100% of his current base salary.

     Although no new grants of stock options or awards of restricted stock were made to the Chief Executive Officer in 1994, in November 1993 the Committee approved a long-term incentive award for the Chief Executive Officer of up to 150,000 (up to 200,000 in certain instances) restricted shares of the Company's Common Stock based on the Company's achieving certain aggregate net income target levels in 1994, 1995 and 1996, such shares to be issued in 1997, 1998 and 1999.

DEDUCTIBILITY OF COMPENSATION

     Beginning in 1994, Section 162(m) of the Internal Revenue Code of 1986 generally limits to $1 million per person the Company's federal income tax deduction for compensation paid in any year to its Chief Executive Officer and each of its four other highest paid executive officers to the extent such compensation is not "performance based" within the meaning of Section 162(m). The Committee will in general seek to qualify compensation paid to its executive officers for deductibility under Section 162(m) in order to decrease the after-tax cost of such compensation to the Company, although there may be circumstances in which it is not possible, or not in the Company's best interests, to do so.

The foregoing report has been furnished by:

            Allan Tod Gittleson               John M. May
            Andrew N. Heine                   Raymond S. Troubh

                      SHAREHOLDER RETURN PERFORMANCE GRAPH

     Set forth below is a line graph comparing the cumulative total return on the Company's Common Stock against the cumulative total return of the S&P MidCap 400 Index, the American Stock Exchange (AMEX) Market Value Index and a Peer Group Index for the period of five years commencing December 31, 1989 and ending December 31, 1994. Going forward, the Company intends to compare the return of its Common Stock with the return of the S&P MidCap 400 Index instead of with the return of the AMEX Market Value Index, which was the broad equity market index used in last year's performance graph, because the Company is now included in the S&P MidCap 400 Index and the Company's Common Stock is no longer traded on the AMEX.

     The Peer Group Index is comprised of the following publicly traded companies: Adia Services, Inc.; Kelly Services, Inc.; Robert Half International Inc.; Staff Builders, Inc.; Uniforce Temporary Personnel, Inc; and Volt Information Sciences, Inc.

     The line graph assumes that $100 was invested on December 31, 1989 in each of the Company's Common Stock, the S&P MidCap 400 Index, the AMEX Market Value Index and the Peer Group Index and that all dividends were reinvested. Media General Financial Services furnished the data for the graph.

      Measurement Period          Olsten Cor-     S&P MidCap      AMEX Market     Peer Group
    (Fiscal Year Covered)          poration        400 Index      Value Index        Index
1989                                    100.00          100.00          100.00          100.00
1990                                     71.51           94.87           84.80           79.16
1991                                    148.77          142.40          104.45           70.57
1992                                    248.91          159.40          105.88          102.91
1993                                    276.44          181.07          125.79          103.39
1994                                    301.04          174.57          111.12          131.37

                            ------------------------

PROPOSAL 1

                      AMENDMENTS TO THE COMPANY'S RESTATED
                          CERTIFICATE OF INCORPORATION

     On February 13, 1995, the Board adopted, subject to approval by shareholders, amendments to the Company's Restated Certificate of Incorporation (the "Certificate of Incorporation") to (i) provide certain class voting rights for the election of directors of the Company to the holders of Common Stock when such voting rights are required for the continued listing for trading of the Common Stock on the New York Stock Exchange ("NYSE") or if the Common Stock is not listed or admitted for trading on the NYSE, when such voting rights are required for the listing of the Common Stock on another national securities exchange or for the quotation of the Common Stock on the National Association of Securities Dealers Automated Quotations National Market System (the "Voting Rights Amendment") and (ii) delete the word "The" from the Company's name (the "Name Change Amendment" and collectively with the Voting Rights Amendment, the "Amendments"). The text of the proposed Voting Rights Amendment is attached as Exhibit A to this Proxy Statement.

     The Certificate of Incorporation currently provides that the holders of the Common Stock, voting separately as a class, have the right to elect twenty-five percent (25%), rounded up to the nearest whole number, of the directors to be elected at a meeting held for the election of directors of the Company and the holders of the Class B Common Stock, voting separately as a class, have the right to elect seventy-five percent (75%), rounded down to the nearest whole number, of the directors to be elected at such a meeting, if such procedure is required for the continued listing of the Common Stock on the American Stock Exchange ("AMEX") and for so long as the Common Stock is so listed.

     The Voting Rights Amendment is being submitted to shareholders in connection with the recent listing of the Common Stock on the NYSE. Since the Company caused the Common Stock to be delisted from the AMEX simultaneously with listing on the NYSE, the separate class voting rights currently provided for in the Certificate of Incorporation are no longer applicable. As a condition to listing the Common Stock on the NYSE, the NYSE required the Company to submit to shareholders an amendment to the Certificate of Incorporation which would restore to holders of the Common Stock the separate class voting rights described above. It also required the Company to provide to the NYSE, and the Company has so provided, a binding and irrevocable agreement (the "Voting Agreement") to vote in favor of the Voting Rights Amendment by the holders of a number of shares of the Company's Class B Common Stock sufficient to ensure passage of the Voting Rights Amendment. Since the Voting Rights Amendment itself does not require a separate class vote, the voting of the Class B Common Stock in accordance with the Voting Agreement will result in passage of the Voting Rights Amendment, regardless of how shares of Common Stock are voted.

     The Voting Rights Amendment would provide to the holders of Common Stock the same voting rights they held when the Common Stock was listed on the AMEX, as long as such voting rights are required for the continued listing for trading of the Common Stock on the NYSE. Such rights would also apply if the Common Stock were to be primarily traded and listed on another national securities exchange or quoted in the National Association of Securities Dealers Automated Quotations National Market System, in either case, if required for such listing or quotation.

     The Board believes that the adoption of the Voting Rights Amendment is in the best interests of the Company and its shareholders since it will enable the Common Stock to remain listed on the largest and most prestigious securities exchange in the United States.

     The Name Change Amendment is being proposed in order to eliminate a potential source of confusion as to the Company's proper name. Since the Company does not customarily use the word "The" when referring to itself, the Board believes that the name change is appropriate.

REQUIRED VOTE

     In voting on approval of the Amendments, the shares of Common Stock and Class B Common Stock shall vote together as one class with each share of Common Stock entitled to one vote and each share of Class B Common Stock entitled to ten votes. Approval of the Amendments requires the affirmative vote by a majority of the votes represented by the outstanding shares of Common Stock and Class B Common Stock, voting as a single class.

     YOUR BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS OF THE COMPANY VOTE FOR APPROVAL OF THE AMENDMENTS.

PROPOSAL 2

                    ADOPTION OF AMENDMENTS TO THE COMPANY'S
                           1994 STOCK INCENTIVE PLAN

GENERAL

     On February 13, 1995, the Board adopted, subject to approval by shareholders, amendments to the Company's 1994 Stock Incentive Plan (the "1994 Plan") which would, if approved: (i) increase the maximum term of the stock options granted under the 1994 Plan from five years from the date of grant to ten years from the date of grant commencing with grants made by the Committee (as defined below) on December 1, 1994, and (ii) extend eligibility under the 1994 Plan to the Company's Franchisees and Licensees. Franchisees are individuals who have the exclusive right to market and furnish their own temporary personnel services within a designated geographic area using the Company's trade names and advertising materials and observing the Company's operating procedures and standards ("Franchisees"). Licensees are individuals who are authorized to operate the Company's temporary personnel business within an exclusive marketing area, observing the Company's operating procedures and standards ("Licensees"). The inclusion of Franchisees and Licensees in the 1994 Plan is being proposed because the Board believes that Franchisees and Licensees perform substantial services that contribute to the success and progress of the Company's business, and that incentives which are linked directly to increases in shareholder value will encourage Franchisees and Licensees to exert their best efforts on behalf of the Company. The extension of the term of options to be granted under the 1994 Plan is being proposed in order to enhance the Company's ability to attract highly qualified personnel, Franchisees and Licensees and retain those officers, key employees, Franchisees and Licensees, who contribute to the Company's success by their ability, ingenuity and industry, and to better enable such persons to participate in the long-term success and growth of the Company.

     The 1994 Plan was originally adopted by the Board on February 14, 1994, and approved by shareholders of the Company on April 29, 1994. A copy of the 1994 Plan, as proposed to be amended, is attached as Exhibit B to this Proxy Statement. The material features of the 1994 Plan, as proposed to be amended, are described below, but this description is only a summary and is qualified in its entirety by reference to the actual text of the 1994 Plan.

TYPES OF AWARDS

     Awards under the 1994 Plan may be in the form of (i) incentive stock options ("Incentive Stock Options") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") or any successor provision thereto, and (ii) options that do not qualify as Incentive Stock Options ("Non-Qualified Stock Options", and together with Incentive Stock Options, "Stock Options").

ADMINISTRATION

     The 1994 Plan is administered by a committee of the Board (the "Committee") consisting of not less than two "disinterested persons" (as such term is defined in Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")), who, to the extent required to satisfy the exception for performance-based compensation under Section 162(m) of the Code, are also "outside directors" (within the meaning of Section 162(m) of the Code).

     Subject to the express provisions of the 1994 Plan, the Committee has the power to select the eligible employees, and Franchisees and Licensees, if the amendments to the 1994 Plan are approved (collectively, the "Participants"), to whom Stock Options are to be granted under the 1994 Plan, and to determine the terms and conditions of each Stock Option granted thereunder. The Committee's authority shall include, but is not limited to, the authority to determine the number of shares of Common Stock to be covered by each award, but no more than 100,000 shares (subject to adjustment as described below) may be awarded to any Participant in any calendar year. The Committee also has authority to adopt and revise rules, guidelines and practices governing the 1994 Plan, to interpret the terms and provisions of the 1994 Plan and any award granted thereunder, and to otherwise supervise the administration of the 1994 Plan.

STOCK SUBJECT TO 1994 PLAN

     An aggregate of 2,000,000 shares of Common Stock are reserved for issuance upon exercise of Stock Options granted under the 1994 Plan (subject to the adjustment described below). To the extent that a Stock Option terminates without having been exercised, the shares subject to such award will again be available for distribution in connection with future awards under the 1994 Plan.

     In the event of any merger, reorganization, consolidation, sale of substantially all assets, recapitalization, Common Stock dividend, Common Stock split, spin-off, split-up, split-off, distribution of assets or other change in corporate structure affecting the Common Stock, a substitution or adjustment, as may be determined to be appropriate by the Committee in its sole discretion, will be made in the aggregate number of shares reserved for issuance under the 1994 Plan, the number of shares available for any individual awards, the number of shares subject to outstanding awards and the exercise price to be paid by optionees with respect to outstanding awards; provided, however, that no such adjustment may increase the aggregate value of any outstanding award.

ELIGIBILITY

     Officers and other key employees of the Company or a Related Company (which is defined in the 1994 Plan as any corporation, partnership, joint venture or other entity in which the Company owns, directly or indirectly, at least 20% beneficial ownership interest) and, if the amendments to the 1994 Plan are approved, Franchisees and Licensees, are eligible to be granted awards under the 1994 Plan; provided, however, that, to the extent required under Section 422 of the Code, Incentive Stock Options may not be granted to Franchisees and Licensees and may be granted only to officers and other key employees of the Company or any subsidiary corporation in which the Company owns, directly or indirectly, stock having 50% or more of the total combined voting power of all classes of stock. A director of the Company or a Related Company who is not also an employee of the Company or a Related Company is not eligible to be granted awards under the 1994 Plan. The Participants under the 1994 Plan will be selected from time to time by the Committee, in its sole discretion, from among those eligible.

TERMS OF STOCK OPTIONS

     OPTION PRICE. The option price per share of Common Stock purchasable under a Stock Option is determined by the Committee; provided, however, that the option price of Non-Qualified Stock Options cannot be less than 85%, and the option price of Incentive Stock Options cannot be less than 100%, of the fair market value of the Common Stock on the date of award of each such Stock Option.

     On March 15, 1995, the closing sale price of the Common Stock, which is the security underlying the Stock Options, as reported on the NYSE, was $32 per share.

     OPTION TERM. If the amendments to the 1994 Plan are approved, the term of each Stock Option, commencing with grants made by the Committee on December 1, 1994, will be ten years from the date of grant, unless a shorter term is provided for by the Committee at the time of grant, and subject to earlier termination as provided below.

     EXERCISABILITY. Except as otherwise provided by the Committee at the time of grant or as provided as described below under "Change of Control", Stock Options vest and are first exercisable in annual installments of 25% of the shares originally subject thereto, commencing on the first anniversary of the date of grant of the Stock Option, and an additional 25% of such shares each year thereafter. The Committee may accelerate an exercise date of any Stock Option or otherwise waive the installment exercise provisions at any time (including at time of grant) in whole or in part. Except as described below, a Stock Option is not exercisable unless the optionee is an employee of the Company or a Related Company or is either a Franchisee or Licensee of the Company at the time of exercise.

     METHOD OF EXERCISE. Stock Options may be exercised in whole or in part at any time during the option term by giving written notice of exercise to the Company specifying the number of shares to be purchased, accompanied by payment of the option price. Payment of the option price may be made in cash or cash equivalents or, if permitted by the Committee (either in the option agreement or at the time of exercise), by delivery of shares of Common Stock already owned by the optionee or withholding of shares subject to awards under the 1994 Plan (in each case, such shares having a fair market value on the date of exercise equal to the aggregate option price), or in any other manner permitted by law and as determined by the Committee, or any combination of the foregoing.

     NO SHAREHOLDER RIGHTS. An optionee will have neither rights to dividends nor other rights of a shareholder with respect to shares subject to a Stock Option until the optionee has given written notice of exercise and has paid for such shares.

     NON-TRANSFERABILITY. No Stock Option is transferable by the optionee other than by will or by the laws of descent and distribution. During the optionee's lifetime, all Stock Options are exercisable only by the optionee.

     TERMINATION UNDER CERTAIN CIRCUMSTANCES. If an optionee ceases to be an employee of the Company or a Related Company, or if a Franchisee or Licensee ceases to be a Franchisee or Licensee, for any reason other than death, retirement or permanent disability, any Stock Option held by such optionee under the 1994 Plan will terminate immediately.

     If an optionee ceases to be an employee of the Company or a Related Company, or if a Franchisee or Licensee ceases to be a Franchisee or Licensee, by reason of retirement (on or after attaining the age of 65 or such earlier age as the Committee may determine) or permanent disability, any Stock Option held by such optionee may be exercised, to the extent exercisable on the day preceding the date of such cessation of employment or termination of the franchisee or licensee relationship at any time within three months (one year in the case of permanent disability) after such cessation of employment or termination of the franchisee or licensee relationship at the end of which period the Stock Option will terminate. Notwithstanding the foregoing, the Committee in its sole discretion may provide, at the time of grant or otherwise, for different rules to apply to the exercisability of Stock Options held by any optionee at the time of such optionee's cessation of employment or termination of its franchisee or licensee relationship. In no event may a Stock Option be exercised after the expiration of the term thereof.

     TERMINATION UPON DEATH. If an optionee dies while an employee of the Company or a Related Company, or while a Franchisee or Licensee, or within three months after the optionee has ceased to be an employee, Franchisee or Licensee by reason of retirement, or within one year after the optionee has ceased to be an employee, Franchisee or Licensee by reason of such optionee's permanent disability, such Stock Option may be exercised, to the extent exercisable on the day preceding the date such optionee ceases to be an employee, Franchisee or Licensee, by the estate of such deceased optionee, or by a person or persons who acquire the right to exercise such option by bequest or inheritance or by reason of the death of such optionee, at any time within one year after such optionee's death, or within such shorter period of time as prescribed in the option agreement, at the end of which period such Stock Option will terminate. In no event may a Stock Option be exercised after the expiration of the term thereof.

TAX WITHHOLDING

     Each optionee must pay to the Company or make arrangements satisfactory to the Committee regarding payment of any applicable federal, state, local or other withholding tax obligation to satisfy the Company's withholding tax obligation in respect of the exercise of a Stock Option. The obligations of the Company under the 1994 Plan shall be conditional on such payment or arrangements, and the Company (and, where applicable, any Related Company), shall to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the optionee.

     If permitted by the Committee, payment may be made by (i) having the Company withhold shares of Common Stock (at its fair market value) otherwise deliverable to the optionee with respect to the award, or (ii) delivering to the Company shares of Common Stock (at its fair market value) already owned by the optionee.

CHANGE OF CONTROL

     In the event of a Change of Control (as defined below), unless otherwise determined by the Committee at the time of grant or by amendment (with the holder's consent) of such grant, all outstanding Stock Options awarded under the 1994 Plan will become fully exercisable and vested.

     A "Change of Control" will be deemed to occur on the date any of the following events occur:

          (a) any person or persons acting together which would constitute a "group" for purposes of Section 13(d) of the Exchange Act (other than the Company, any subsidiary, members of the Olsten family (defined as Miriam Olsten, any lineal descendant of William and Miriam Olsten, any spouse of any such lineal descendant, a trust established principally for the benefit of any of the foregoing, and the executor, administrator or personal representative of the estate of any of the foregoing) and the "permitted transferees" of such members of the Olsten family as defined in the Company's Restated Certificate of Incorporation) beneficially own (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, at least 25% of the total voting power of all classes of capital stock of the Company entitled to vote generally in the election of the Board of Directors of the Company;

          (b) either (i) Current Directors (as herein defined) cease for any reason to constitute at least a majority of the members of the Board (for these purposes, a "Current Director" means any member of the Board as of the effective date of the 1994 Plan, and any successor of a Current Director whose election, or nomination for election by the Company's shareholders, was approved by at least two-thirds of the Current Directors then on the Board) or (ii) at any meeting of the shareholders of the Company called for the purpose of electing directors, a majority of the persons nominated by the Board for election as directors fail to be elected;

          (c) the shareholders of the Company approve (i) a plan of complete liquidation of the Company, or (ii) an agreement providing for the merger or consolidation of the Company (A) in which the Company is not the continuing or surviving corporation (other than a consolidation or merger with a wholly-owned subsidiary of the Company in which all shares of Common Stock and Class B Common Stock outstanding immediately prior to the effectiveness thereof are changed into or exchanged for the same consideration) or (B) pursuant to which the Common Stock and Class B Common are converted into cash, securities or other property, except a consolidation or merger of the Company in which the holders of the Common Stock and Class B Common Stock immediately prior to the consolidation or merger have, directly or indirectly, at least a majority of the common stock of the continuing or surviving corporation immediately after such consolidation or merger or in which the Board immediately prior to the merger or consolidation would, immediately after the merger or consolidation, constitute a majority of the board of directors of the continuing or surviving corporation; or

          (d) the shareholders of the Company approve an agreement (or agreements) providing for the sale or other disposition (in one transaction or a series of transactions) of all or substantially all of the assets of the Company.

AMENDMENTS AND TERMINATION

     The 1994 Plan will terminate on February 14, 2004, and no Stock Option shall be awarded under the 1994 Plan on or after such date. The Board may discontinue the 1994 Plan at any time and may amend it from time to time. No amendment or discontinuation of the 1994 Plan may adversely affect any award previously granted without the optionee's written consent. Amendments may be made without shareholder approval except as required to satisfy Rule 16b-3 under the Exchange Act (or any successor rule), Section 162(m) of the Code or, with respect to Incentive Stock Options, Section 422 of the Code.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE 1994 PLAN

     The following is a summary of certain Federal income tax aspects of awards made under the 1994 Plan, based upon the laws in effect on the date hereof.

Incentive Stock Options

     Generally, no taxable income is recognized by the optionee upon the grant of an Incentive Stock Option or upon the exercise of an Incentive Stock Option either during the period of the optionee's employment with the Company or one of its subsidiaries (as defined in Section 424(f) of the Code) or within the period ending three months (12 months, in the event of permanent and total disability or death of the optionee) after termination of such employment. However, the exercise of an Incentive Stock Option may result in an alternative minimum tax liability to an optionee since the excess of the fair market value of the optioned stock at the date of exercise over the exercise price must be included in alternative minimum taxable income.

     If the optionee holds shares acquired upon the exercise of an Incentive Stock Option for at least two years from the date of grant of the option and for at least one year from the date of exercise (the "ISO Holding Period"), any gain on a subsequent sale of such shares will be considered as long-term capital gain to an optionee. The gain recognized upon the sale of the shares is equal to the excess of the selling price of the shares over the exercise price. However, if the optionee sells the shares prior to expiration of the ISO Holding Period (a "Disqualifying Disposition"), generally (a) the optionee will recognize ordinary income in an amount equal to the lesser of (i) the fair market value of the shares on the date of exercise, less the exercise price or (ii) the amount realized on the date of sale, less the exercise price, and (b) if the selling price of the shares exceeds the fair market value on the date of exercise, the excess will be taxable to the optionee as short-term or long-term capital gain (depending on whether the shares were held for more than one year).

Currently, long-term capital gain is taxable to individuals at a maximum Federal income tax rate of 28%, while items of ordinary income are taxable to individuals at the maximum rate of 39.6%.

     No deduction will be allowed to the Company with respect to Incentive Stock Options for Federal income tax purposes, unless the optionee sells the shares in a Disqualifying Disposition. In the case of a Disqualifying Disposition, the Company will generally be entitled to deduct the amount of ordinary income recognized by the optionee, subject to the Company's fulfilling certain Federal income tax reporting requirements with respect to such income.

Non-Qualified Stock Options

     In general, with respect to Non-Qualified Stock Options granted to employees and independent contractors of the Company or a Related Company: (i) no income is recognized by the optionee at the time the option is granted; (ii) upon exercise of the option, the optionee recognizes ordinary income in an amount equal to the difference between the exercise price and the fair market value of the shares on the date of exercise; and (iii) assuming the shares of Common Stock are held by the optionee as a capital asset, at disposition any appreciation after the date of exercise is treated as long-term or short-term capital gain, depending on whether the shares are held for more than one year by the optionee.

     Generally, the Company will, subject to possible limitations imposed by
Section 162(m) of the Code (see discussion below), be entitled to a tax deduction equal to the amount of ordinary income recognized by the employee or independent contractor at the date of exercise, to the extent such income is considered reasonable compensation. Treasury Regulations make the deduction to the Company dependent on the Company's fulfilling certain Federal income tax reporting requirements with respect to such compensation income.

     For purposes of the foregoing, the Company intends to treat Franchisees and Licensees as independent contractors.

$1 Million Limitation on Deductible Compensation

     Section 162(m) of the Code generally limits the Company's deduction with respect to compensation paid to each of its "covered employees" (generally defined as the chief executive officer and four highest compensated officers of the corporation other than the chief executive officer) to $1 million per year, effective for taxable years of the Company beginning after 1993. This deduction limit, however, does not apply to certain "performance-based compensation," including stock options which, among other things, are granted at an exercise price which is not less than fair market value. The Company intends that Stock Options granted under the 1994 Plan at not less than fair market value of the Common Stock subject to the option at the time of grant will qualify as "performance-based compensation."

     The foregoing is based upon Federal tax laws and regulations as presently in effect and does not purport to be a complete description of the Federal income tax aspects of the 1994 Plan. Also, the specific state and local tax consequences to each optionee under the 1994 Plan may vary, depending upon the laws of the various states and localities and the individual circumstances of each optionee.

REQUIRED VOTE

     In voting on approval of the amendments to the 1994 Plan, the shares of Common Stock and Class B Common Stock shall vote together as one class with each share of Common Stock entitled to one vote and each share of Class B Common Stock entitled to ten votes. Approval of the amendments requires the affirmative vote by the holders of a majority of the votes represented by the shares of Common Stock and

Class B Common Stock, voting as a single class, present in person or by proxy at the meeting. Unless marked to the contrary, proxies received will be voted FOR approval of the amendments.

     YOUR BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS OF THE COMPANY VOTE FOR THE APPROVAL OF THE AMENDMENTS TO THE 1994 PLAN.

PROPOSAL 3

                     ADOPTION OF AMENDMENT TO THE COMPANY'S
             1990 NON-QUALIFIED STOCK OPTION PLAN FOR NON-EMPLOYEE
                           DIRECTORS AND CONSULTANTS

GENERAL

     On February 13, 1995, the Board adopted, subject to approval by shareholders, an amendment to the Company's 1990 Non-Qualified Stock Option Plan for Non-Employee Directors and Consultants, as Amended and Restated (the "1990 Plan") which would, if approved, increase the maximum term of the stock options granted thereafter under the 1990 Plan from five years from the date of grant to ten years from the date of grant. The extension of the term of options to be granted under the 1990 Plan is being proposed in order to enhance the Company's ability to attract and retain highly qualified non-employee directors and consultants and to better enable such persons to participate in the success and growth of the Company's business.

     A copy of the 1990 Plan, as proposed to be amended, is attached as Exhibit C to this Proxy Statement. The material features of the 1990 Plan, as proposed to be amended, are described below, but this description is only a summary and is qualified in its entirety by reference to the actual text of the 1990 Plan.

TYPES OF AWARDS

     Awards under the 1990 Plan may be in the form of Non-Qualified Stock Options ("NQSOs").

EFFECTIVE DATE AND TERM

     The 1990 Plan was originally adopted by the Board on December 17, 1990 and approved by the Company's shareholders on April 26, 1991. The 1990 Plan in its amended and restated form was adopted by the Board and became effective on August 6, 1992. The proposed changes to the 1990 Plan were approved by the Board on February 13, 1995, subject to the approval of shareholders of the Company at a meeting duly called and held within twelve months following such date. No NQSO shall be granted pursuant to the 1990 Plan on or after April 26, 2001 (the tenth anniversary of the approval of the 1990 Plan by the Company's shareholders), but NQSOs theretobefore granted may extend beyond that date.

ADMINISTRATION

     The 1990 Plan is administered by a committee of the Board (the "Committee") consisting of the members of the Board who are not Non-Employee Directors ("Employee Directors") or a committee thereof appointed by such Employee Directors. A Non-Employee Director is defined in the 1990 Plan as an individual who: (i) is now, or hereafter becomes a member of the Board; (ii) is neither an employee or officer of the Company or any subsidiary of the Company on the date of grant of the NQSO; and (iii) has not elected to decline to participate in the 1990 Plan.

     Subject to the express provisions of the 1990 Plan, the Committee has the authority to interpret and administer that part of the 1990 Plan relating to Non-Employee Directors, but the Committee shall not have the authority to determine the number of shares granted, the persons eligible to participate under the 1990 Plan or the terms of the option grants to Non-Employee Directors.

     Subject to the express provisions of the 1990 Plan, the Committee has the authority to administer that part of the 1990 Plan relating to Consultants, in its sole and absolute discretion. A Consultant is defined in the 1990 Plan as an individual who furnishes services to the Company and (i) is neither an employee of the Company nor a Non-Employee Director and (ii) in the Committee's determination, has made a significant contribution to the growth and development of the Company. To this end, the Committee is authorized to determine the Consultants to whom, and the time or times at which, any NQSO shall be granted to such Consultants; to determine the number of shares of Common Stock to be covered by each NQSO; to determine the price at which each share of Common Stock covered by a NQSO may be purchased; to determine the terms and provisions of each NQSO granted to Consultants under the 1990 Plan, which need not be identical; to accelerate any exercise date of any NQSO granted to Consultants; to waive restrictions imposed with respect to the transferability of stock acquired on exercise of NQSOs granted to Consultants under the 1990 Plan; to authorize any person to execute on behalf of the Company an option agreement with respect to a NQSO granted to Consultants by the Committee; to construe and interpret the 1990 Plan as it relates to Consultants and to make any other determination deemed necessary or advisable for the administration of the 1990 Plan as it relates to Consultants.

SHARES SUBJECT TO 1990 PLAN

     The maximum number of shares of Common Stock which may be subject to NQSOs granted to Participants (which is defined in the 1990 Plan as either Non-Employee Directors or Consultants who are granted a NQSO under the 1990
Plan) under the 1990 Plan is 100,000. To the extent that a NQSO terminates without having been exercised, the shares subject to such award will again be available for future awards under the 1990 Plan.

     In the event of any change in capitalization affecting the Common Stock of the Company, such as a stock dividend, stock split or recapitalization, the Committee shall make proportionate adjustments with respect to: (i) the aggregate number of shares of Common Stock available for issuance under the 1990 Plan; (ii) the number and exercise price of shares of Common Stock subject to outstanding NQSOs; provided, however, that the number of shares of Common Stock subject to any NQSO shall always be a whole number; (iii) the number of shares of Common Stock subject to each grant under the 1990 Plan; and (iv) such other matters as shall be appropriate in light of the circumstances; provided, however, that no such adjustment shall be made if the adjustment would cause the 1990 Plan to fail to comply with the "formula award" exception, as set forth in Rule 16b-3(c)(2)(ii) under the Exchange Act, for grants of stock options to Non-Employee Directors.

     In connection with the dissolution or liquidation of the Company or upon a reorganization, merger, or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation, or upon the sale of all or substantially all of the property of the Company or upon any other similar extraordinary transaction, all NQSOs not vested on or prior to the effective time of any such transaction shall immediately vest as of such effective time. The Committee in its discretion may make provisions for the assumption of outstanding NQSOs, or the substitution for outstanding NQSOs of new incentive awards covering the stock of a successor corporation or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices so as to prevent dilution or enlargement of rights; provided, however, that no such adjustment shall be made if the adjustment would cause the 1990 Plan to fail to comply with the "formula award" exception, as set forth in Rule 16b-3(c)(2)(ii) under the Exchange Act, for grants of stock options to Non-Employee Directors.

SOURCE OF SHARES ISSUED

     Common Stock issued under the 1990 Plan may consist, in whole or in part, of authorized and unissued shares of Common Stock or treasury shares of Common Stock, as determined in the sole and absolute discretion of the Committee. No fractional shares of Common Stock shall be issued under the 1990 Plan.

TERMS OF NON-QUALIFIED STOCK

     GRANTS. An automatic NQSO to purchase 2,000 shares of Common Stock was awarded to each Non-Employee Director on December 7, 1992 pursuant to the 1990 Plan and an automatic NQSO to purchase 3,000 shares of Common Stock (after giving effect to the Company's 1993 stock split) will be awarded to each Non-Employee Director upon each anniversary thereafter (or if such date is not a Business Day, then on the next succeeding Business Day), subject to the terms and conditions described below. Discretionary awards of NQSOs may be made to Consultants as determined by the Committee.

     EXERCISE PRICE. In the case of NQSOs granted to Non-Employee Directors, the price at which each share of Common Stock covered by a NQSO may be purchased pursuant to the 1990 Plan shall be the fair market value of a share of Common Stock on the date of the award of the NQSO. In the case of NQSOs granted to Consultants, the price at which each share of Common Stock covered by a NQSO may be purchased pursuant to the 1990 Plan shall be determined by the Committee at the time of grant but shall not be less than the fair market value of a share of Common Stock on the date of the grant.

     EXERCISABILITY. All NQSOs granted to Non-Employee Directors shall vest and become first exercisable six months from the date of grant and all NQSOs granted to Consultants shall vest and become first exercisable no earlier than six months and not later than five years from the date of grant, as may be determined and prescribed by the Committee. The failure of a NQSO to vest for any reason whatsoever shall cause the NQSO to expire and be of no further force or effect. Unless terminated earlier pursuant to the 1990 Plan, the term of each NQSO granted after adoption of the amendment to the 1990 Plan shall be ten years from the date of grant, or, in the case of stock options granted to Consultants, such shorter term as the Committee may provide at the date of the grant of the stock option. NQSOs are not transferable by the holder otherwise than by will or by the laws of descent and distribution and shall be exercised during the lifetime of the holder only by the holder. No NQSO or interest therein may be transferred, assigned, pledged or hypothecated by the holder during the holder's lifetime whether by operation of law or otherwise, or be made subject to execution, attachment or similar process. Payment for the shares of Common Stock to be received upon exercise of a NQSO is to be made in full in cash.

     TERMINATION OF NQSOS. In the event a Non-Employee Director is removed from the Board, all unexercised NQSOs held by such Non-Employee Director on the date of such removal (whether or not vested) shall expire immediately. In the event a Non-Employee Director ceases to be a member of the Board, other than by reason of removal or in the event that a Consultant no longer furnishes services to the Company, then all unexercised NQSOs held by such Participant shall expire, unless vested, and if vested must be exercised within sixty (60) days.

AMENDMENT AND TERMINATION

     The Board may, insofar as permitted by law, from time to time, with respect to any shares of Common Stock, suspend or terminate the 1990 Plan or revise or amend the 1990 Plan in any respect whatsoever;

provided, however, that (i) the provisions of the 1990 Plan which are the kind described in Rule 16b-3(c)(2)(ii)(A) of the Exchange Act shall not be amended more than once every six months, other than to comport with changes in the Code, or the Employee Retirement Income Security Act, or the rules thereunder; and
(ii) any revision or amendment that would cause the 1990 Plan to fail to comply with Rule 16b-3 or any other requirement of applicable law or regulation if such amendment were not approved by the shareholders of the Company shall not be effective until such approval is obtained.

     No amendment, suspension or termination of the 1990 Plan that would adversely affect the right of any Participant with respect to a NQSO previously granted under the 1990 Plan will be effective without the written consent of the affected Participant.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE 1990 PLAN

     The following is a summary of certain Federal income tax aspects of awards made under the 1990 Plan, based upon the laws in effect on the date hereof.

     In general: (i) no income is recognized by the optionee at the time an NQSO is granted; (ii) upon exercise of the NQSO, the optionee recognizes ordinary income in an amount equal to the difference between the exercise price and the fair market value of the shares on the date of exercise; and (iii) assuming the shares of Common Stock are held by the optionee as a capital asset, at disposition any appreciation after the date of exercise is treated as long-term or short-term capital gain, depending on whether the shares are held for more than one year by the optionee.

     Generally, the Company will be entitled to a tax deduction equal to the amount of ordinary income recognized by the optionee at the date of exercise, to the extent such income is considered reasonable compensation. Proposed Treasury Regulations make the deduction to the Company dependent on the Company's fulfilling certain Federal income tax reporting requirements with respect to such compensation income.

     The foregoing is based upon Federal tax laws and regulations as presently in effect and does not purport to be a complete description of the Federal income tax aspects of the 1990 Plan. Also, the specific state and local tax consequences to each optionee under the 1990 Plan may vary, depending upon the laws of the various states and localities and the individual circumstances of each optionee.

REQUIRED VOTE

     In voting on approval of the amendment to the 1990 Plan, the shares of Common Stock and Class B Common Stock shall vote together as one class with each share of Common Stock entitled to one vote and each share of Class B Common Stock entitled to ten votes. Approval of the amendment to the 1990 Plan requires the affirmative vote by the holders of a majority of the votes represented by the shares of Common Stock and Class B Common Stock, voting as a single class, present in person or by proxy at the meeting. Unless marked to the contrary, proxies received will be voted FOR approval of the 1990 Plan.

     YOUR BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS OF THE COMPANY VOTE FOR APPROVAL OF THE AMENDMENT TO THE 1990 PLAN.

PROPOSAL 4

                 APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors has appointed Coopers & Lybrand as auditors of the Company for the 1995 fiscal year, subject to ratification and approval by the shareholders. In voting on such ratification and approval, the shares of Common Stock and Class B Common Stock shall vote together as one class with each share of Common Stock entitled to one vote and each share of Class B Common Stock entitled to ten votes.

     Coopers & Lybrand has audited the accounts of the Company since 1967. The Company has been advised that a representative of Coopers & Lybrand will be present at the meeting and will have an opportunity to make a statement and to answer appropriate questions posed by shareholders.

     YOUR BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR RATIFICATION AND APPROVAL OF COOPERS & LYBRAND.

PROPOSAL 5

                             ELECTION OF DIRECTORS

     The Company intends to have the election of Directors governed by the Certificate of Incorporation, as amended by the Amendments (see Proposal 1). Thus, upon and subject to the approval of the Amendments by shareholders, an agent of the Company will immediately file the Amendments with the Secretary of State of the State of Delaware. Since the form of the Amendments has already been approved for filing by the Secretary of State of the State of Delaware, it is not anticipated that an adjournment of the meeting will be necessary in order to have Directors elected in accordance with the Amendments. However, if an adjournment becomes necessary, it is anticipated that the meeting could be reconvened within a short period of time. Once the filing has been made, the vote regarding the election of Directors of the Company, as provided below, shall be held.

     The nine persons named below, all of whom are presently Directors of the Company except for Messrs. Levine and Weston, have been nominated for election as Directors of the Company. One incumbent Director, Allen Tod Gittleson, is not standing for re-election. Three Directors are to be elected by the holders of Common Stock voting separately as a class, and six Directors are to be elected by the holders of Class B Common Stock voting separately as a class, with the Directors, in each separate class vote, to be elected by a plurality of the votes cast. All Directors will serve until the next Annual Meeting of Shareholders and until their successors are elected and qualify. If no contrary instructions are indicated, it is intended that the accompanying proxy will be voted for the election of the respective Directors hereinafter shown as nominees for each respective class of stock. The Company does not expect that any of the nominees will be unavailable for election, but if that should occur before the meeting, the proxies may be voted for a substitute nominee or nominees.

NOMINEES FOR ELECTION BY HOLDERS OF COMMON STOCK

JOHN M. MAY

     Mr. May, age 67 and a Director of the Company since 1989, has been an independent management consultant for more than five years. He is a director of NAI Technologies, Inc.

RAYMOND S. TROUBH

     Mr. Troubh, age 68 and a Director of the Company since 1993, has been a financial consultant for more than five years. He is a director of ADT Limited, America West Airlines, Inc., American Maize-Products Company, Applied Power Inc., ARIAD Pharmaceuticals, Inc., Becton Dickinson and Company, Benson Eyecare Corporation, Foundation Health Corporation, General American Investors Company, Manville Corporation, Petrie Stores Corp., Riverwood International Corporation, Time Warner, Inc., Triarc Companies, Inc. and WHX Corporation.

JOSH S. WESTON

     Mr. Weston, age 66, has been Chairman and Chief Executive Officer of Automatic Data Processing, Inc., a provider of computerized transaction processing, data communication and information services, since 1982. He is a director of Automatic Data Processing, Inc., Public Service Enterprise Group Company and Shared Medical Systems, Inc.

NOMINEES FOR ELECTION BY HOLDERS OF CLASS B COMMON STOCK

ANDREW N. HEINE

     Mr. Heine, age 66 and a Director of the Company since 1969, has been an attorney in independent private practice since January 1990. He is a director of Citizens Utilities Company and FPA Corporation.

STUART R. LEVINE

     Mr. Levine, age 47, has been Chief Executive Officer of Dale Carnegie & Associates, Inc., a global provider of corporate training in leadership and personal development, since September 1992. He was Chief Operating Officer of Dale Carnegie & Associates, Inc. from September 1989 to September 1992.

FRANK N. LIGUORI

     Mr. Liguori, age 48 and a Director of the Company since 1986, has been Chairman of the Board of the Company since February 1992 and its Chief Executive Officer since April 1990. He was Vice Chairman from April 1990 to February 1992, President of the Company from January 1986 to April 1990 and its Chief Operating Officer from April 1983 to April 1990. He joined the Company in 1971.

MIRIAM OLSTEN

     Mrs. Olsten, age 70 and a Director of the Company since 1993, is a significant shareholder of the Company. She is the mother of Stuart Olsten, a Director and Vice Chairman and President of the Company.

STUART OLSTEN

     Mr. Olsten, age 42 and a Director of the Company since 1986, has been Vice Chairman of the Company since August 1994 and President of the Company since April 1990. He was Chief Operating Officer of the Company from April 1990 through July 1993 and was Executive Vice President of the Company from November 1987 to April 1990. He joined the Company in 1975. He is the son of Miriam Olsten, a Director of the Company.

RICHARD J. SHAROFF

     Mr. Sharoff, age 48 and a Director of the Company since 1994, has been President and Chief Executive Officer of Haifoods, Inc., a holding company in the food and beverage industries, since January 1992. From

July 1989 to December 1991, he was President and Chief Executive Officer of Langley Ventures, Inc., a company engaged in acquisitions in the food industry.
                      ------------------------------------

     The Board held seven meetings during the past fiscal year. Each outside member of the Board is paid an annual retainer of $30,000, payable in monthly installments, and $1,500 for each meeting of the Board attended. The Board has a standing compensation committee and standing audit committee, each comprised of Messrs. Gittleson, Heine, May and Troubh. The compensation committee and the audit committee held six meetings and three meetings, respectively, in 1994. Each Director who was a committee member was paid $1,000 for each such meeting attended. The compensation committee reviews and approves senior executive compensation and determines compensation of the Chief Executive Officer. The audit committee reviews the Company's financial results and the scope and results of audits of the Company by its independent public accountants. The Board has no nominating committee.

     In 1994, options to purchase 3,000 shares of Common Stock at a per share exercise price of $31.00 were granted to each of Messrs. Gittleson, Heine, May, Sharoff and Troubh and Mrs. Olsten, under the Company's 1990 Non-Qualified Stock Option Plan for Non-Employee Directors and Consultants. All such options will become vested and fully exercisable in six months from the date of grant, which was December 7, 1994.

     Directors who are not employees of the Company are covered by a Retirement Plan for Outside Directors and Consultants pursuant to which retirement benefits are payable to a Director who has served for at least five years. For a Director who has served 20 or more years, the retirement benefit is 100% of the sum of all Board retainer and committee fees paid to such Director during the three-year period immediately preceding his or her departure from the Board, which sum is to be paid in 20 equal, quarterly installments following the Director's departure from the Board. For a Director who has served 15 to 19 years, 10 to 14 years and 5 to 9 years, the applicable percentage of the sum of the three-year Board retainer and committee fees to which the Director is entitled is 75%, 50% and 25%, respectively. A Director may elect to receive distribution of his or her retirement benefit in a lump sum equal to the present value of the retirement benefit instead of in quarterly installments.

     The Company paid to Mr. Heine $7,500 for legal services he provided to the Company in 1994 and paid to Mr. May $7,500 for consulting services he provided to the Company in 1994.

     In 1994 the Company had sales of temporary personnel to Automatic Data Processing, Inc. of approximately $527,000, and the Company purchased payroll processing services from Automatic Data Processing, Inc. of approximately $296,000. Mr. Weston, a nominee for Director, is Chairman and Chief Executive Officer of Automatic Data Processing, Inc.

     Section 16(a) of the Exchange Act requires certain persons, including the Company's Directors and executive officers, to file reports with the Securities and Exchange Commission regarding beneficial ownership of equity securities of the Company. During 1994, a report covering the initial holdings of Richard J. Sharoff, a Director of the Company, was inadvertently filed on behalf of Mr. Sharoff three days late. In March 1995 Andrew N. Heine, a Director of the Company, filed one late report covering the purchase of the Company's equity securities by his wife in December 1994.
                      ------------------------------------

                           PROPOSALS OF SHAREHOLDERS

     Proposals of shareholders intended to be presented at the next annual
meeting must be received by the Company by November   , 1995, for inclusion in
the proxy statement and form of proxy.

                                    GENERAL

     A COPY OF THE ANNUAL REPORT ON FORM 10-K FILED BY THE COMPANY WITH THE SECURITIES AND EXCHANGE COMMISSION FOR ITS LAST FISCAL YEAR IS AVAILABLE WITHOUT CHARGE TO SHAREHOLDERS UPON WRITTEN REQUEST TO LAURIN L. LADEROUTE, JR., SECRETARY, OLSTEN CORPORATION, 175 BROAD HOLLOW ROAD, MELVILLE, NEW YORK 11747-8905.

     The cost of solicitation of proxies will be borne by the Company. The Board of Directors may use the services of individual Directors, as well as officers and others, to solicit personally or by telephone. Arrangements may also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation material to the beneficial owners of the stock held of record by such persons and the Company may reimburse them for reasonable out-of-pocket expenses incurred by them in doing so.

     The Board of Directors knows of no other matters that may come before the meeting. If any other matters should be brought before the meeting for action, it is the intention of the persons named in the proxy to vote in accordance with their discretion pursuant to authority conferred by the proxy.

                                          By Order of the Board of Directors

                                         LAURIN L. LADEROUTE, JR.
                                              Secretary

Dated: March   , 1995
       Melville, New York

                                                                       EXHIBIT A

                 PROPOSED AMENDMENT TO SECTION C(2) OF ARTICLE
                FOURTH OF RESTATED CERTIFICATE OF INCORPORATION

     Section C(2) of Article Fourth of the Restated Certificate of Incorporation of the Corporation is hereby deleted in its entirety and substituted therefor is the following new Section C(2) of Article Fourth:

     "C. Common Stock and Class B Common Stock

     (2) Voting Powers

     (a) In all matters, with respect to both actions by vote and by consent, every holder of Common Stock shall be entitled to one (1) vote in person or by proxy for each share of Common Stock standing in his name on the transfer books of the Corporation and every holder of Class B Common Stock shall be entitled to ten (10) votes in person or by proxy for each share of Class B Common Stock standing in his name on the transfer books of the Corporation. If, with respect to any meeting of the stockholders for the election of directors, any shares of Common Stock are outstanding, then, so long as such procedure is required for the continued listing for trading of the Common Stock on the New York Stock Exchange (or, if the Common Stock is not listed or admitted for trading on such exchange, if required for the listing or continued listing for trading on the principal national securities exchange on which the Common Stock is listed or admitted for trading or, if the Common Stock is not listed or admitted for trading on any national securities exchange, if required for the quotation on the National Association of Securities Dealers Automated Quotations National Market System) and so long as the Common Stock is so listed or quoted: (i) the holders of the Common Stock, voting separately as a class, will have the right to elect twenty-five percent (25%), rounded up to the nearest whole number, of the directors to be elected at such meeting and (ii) the holders of the Class B Common Stock, voting separately as a class, will have the right to elect seventy-five percent (75%), rounded down to the nearest whole number, of the directors to be elected at such meeting; provided, however, that if the holders of any series of Preferred Stock are generally entitled at such meeting to vote for the election of directors who would otherwise be elected by holders of the Common Stock and Class B Common Stock, the number of directors to be elected by holders of the Class B Common Stock shall be reduced accordingly. Notwithstanding the foregoing, if, as of the record date for determining the stockholders entitled to vote at a meeting of the stockholders for the election of directors, and so long as such procedure is required for the continued listing for trading of the Common Stock on the New York Stock Exchange (or, if the Common Stock is not listed or admitted for trading on such exchange, if required for the listing or continued listing for trading on the principal national securities exchange on which the Common Stock is listed or admitted for trading or, if the Common Stock is not listed or admitted for trading on any national securities exchange, if required for the quotation on the National Association of Securities Dealers Automated Quotations National Market System) and so long as the Common Stock is so listed or quoted, the number of outstanding shares of Class B Common Stock is less than twelve and one-half percent (12 1/2%) of the total of (I) the number of outstanding shares of Common Stock, (II) the number of outstanding shares of Class B Common Stock and (III) the number of outstanding shares of any other class or series of capital stock, including, without limitation, Preferred Stock, of the Corporation, the holders of which are generally entitled to vote for the election of directors, then, at such meeting of the stockholders, in addition to the right of the holders of the Common Stock to elect twenty-five percent (25%) of the directors to be elected at such meeting, voting as a separate class, the holders of the Common Stock shall be entitled to vote with the holders of the Class B Common Stock for the election of directors who would otherwise be elected by the holders of Class B Common Stock, in which election the holders of the Class B Common Stock shall continue to have ten (10) votes per share of Class B Common Stock and the holders of the Common Stock shall continue to have one (1) vote per share of Common Stock.

     (b) In the event that the continued listing for trading of the Common Stock on the New York Stock Exchange or, if the Common Stock is not listed or admitted for trading on such exchange, the continued listing for trading on the principal national securities exchange on which the Common Stock is listed or admitted for trading or, if not listed or admitted for trading on any national securities exchange, the continued quotation on the National Association of Securities Dealers Automated Quotations National Market System) no longer requires twenty-five percent (25%) of the number of directors to be elected by the holders of the Common Stock in the manner specified in Section C(2)(a), then such right of the holders of Common Stock to elect twenty-five percent (25%) of the number of directors shall cease and at all elections of directors following such change, the Common Stock and the Class B Common Stock shall vote in the election of directors as one class, with each share of Common Stock entitled to one (1) vote and each share of Class B Common Stock entitled to ten (10) votes.

     (c) If, with respect to any meeting of the stockholders for the election of directors, no shares of Common Stock are outstanding, then at such meeting the holders of the Class B Common Stock, voting as a class, shall have the right to elect all the directors to be elected at such meeting other than those directors, if any, to be elected by the holders of any series of Preferred Stock. Except as set forth above with respect to the election of directors and except as otherwise required by law, the holders of the Common Stock and the Class B Common Stock shall vote together as a single class on all matters."

                                                                       EXHIBIT B

                               OLSTEN CORPORATION

                           1994 STOCK INCENTIVE PLAN,
                            AS AMENDED AND RESTATED

     SECTION 1. Purpose.

     The purpose of the Olsten Corporation 1994 Stock Incentive Plan, as amended and restated (the "Plan"), is to enable Olsten Corporation (the "Company") and Related Companies (as defined below) to attract and retain (i) employees who contribute to the Company's success by their ability, ingenuity and industry and
(ii) franchisees ("Franchisees") and licensees ("Licensees") of the Company who perform substantial services that contribute to the success and growth of the Company, and to enable such employees, Franchisees and Licensees to participate in the long-term success and growth of the Company by giving them an equity interest in the Company. For purposes of the Plan, a "Related Company" means any corporation, partnership, joint venture or other entity in which the Company owns, directly or indirectly, at least a 20% beneficial ownership interest.

     SECTION 2. Types of Awards.

     Awards under the Plan may be in the form of (i) incentive stock options ("Incentive Stock Options") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (hereinafter, including applicable regulations thereunder, the "Code") or any successor provision thereto, and (ii) options that do not qualify as Incentive Stock Options ("Non-Qualified Stock Options")(collectively, "Stock Options").

     SECTION 3. Administration.

     3.1 The Plan shall be administered by a committee (the "Committee") of the Company's Board of Directors (the "Board") consisting of not less than two "disinterested persons" (as such term is defined in Rule 16b-3 under the Securities Exchange Act of 1934 (the "Exchange Act") or any successor rule) who, to the extent required to satisfy the exception for performance-based compensation under Section 162(m) of the Code, are also "outside directors" (within the meaning of Section 162(m) of the Code). The members of the Committee shall serve at the pleasure of the Board.

     3.2 The Committee shall have the authority to grant awards to eligible employees, Franchisees and Licensees under the Plan; to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall deem advisable; to interpret the terms and provisions of the Plan and any award granted under the Plan; and to otherwise supervise the administration of the Plan. Subject to the terms of the Plan, the Committee's authority shall include, but not be limited to, the authority:

          (a) to determine whether and to what extent any award will be granted hereunder;

          (b) to select the employees, Franchisees and Licensees to whom awards will be granted;

          (c) to determine the number of shares of the common stock, par value $.10 per share, of the Company (the "Common Stock") to be covered by each award granted hereunder; provided, however, that no more than 100,000 shares (subject to adjustment as provided in Section 4.3 herein) may be awarded under the Plan to any employee, Franchisee or Licensee in any calendar year;

          (d) to determine the form and the terms and conditions of any award granted hereunder, including, but not limited to, any restrictions based on performance and such other factors as the Committee may determine, and to determine whether the terms and conditions of the award are satisfied;

          (e) to determine pursuant to a formula or otherwise the fair market value of the Common Stock on a given date; provided, however, that if the Committee fails to make such a determination, fair market value shall mean the closing sale price of the Common Stock on the New York Stock Exchange (or on any other national stock exchange on which the Common Stock may be listed) on a given date;

          (f) to amend the terms of any award, prospectively or retroactively; provided, however, that no amendment shall impair the rights of the award holder without his or her consent; and

          (g) to substitute new Stock Options for previously granted Stock Options, or for options granted under other plans, in each case including previously granted options having higher option prices.

     3.3 All determinations made by the Committee pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and Plan participants.

     SECTION 4. Stock Subject to Plan.

     4.1 The total number of shares of Common Stock reserved and available for distribution under the Plan shall be 2,000,000 (subject to adjustment as provided below). Such shares may consist of authorized but unissued shares or treasury shares.

     4.2 To the extent an option terminates without having been exercised, the shares subject to such award shall again be available for distribution in connection with future awards under the Plan.

     4.3 In the event of any merger, reorganization, consolidation, sale of substantially all assets, recapitalization, Common Stock dividend, Common Stock split, spin-off, split-up, split-off, distribution of assets or other change in corporation structure affecting the Common Stock, a substitution or adjustment, as may be determined to be appropriate by the Committee in its sole discretion, shall be made in the aggregate number of shares reserved for issuance under the Plan, the number of shares available for any individual awards, the number of shares subject to outstanding awards and the exercise price to be paid by employees, Franchisees and Licensees with respect to outstanding awards; provided, however, that no such adjustment shall increase the aggregate value of any outstanding award.

     SECTION 5. Eligibility

     Officers and other key employees of the Company or a Related Company, Franchisees and Licensees are eligible to be granted awards under the Plan; provided, however, that, to the extent required under Section 422 of the Code, Incentive Stock Options may be granted only to officers and other key employees of the Company or any subsidiary corporation in which the Company owns, directly or indirectly, stock having 50% or more of the total combined voting power of all classes of stock, within the meaning of Section 424(f) of the Code. A director of the Company or a Related Company who is not also an employee of the Company or a Related Company will not be eligible to be granted awards under the Plan. The participants under the Plan shall be selected from time to time by the Committee, in its sole discretion, from among those eligible.

     SECTION 6. Terms of Stock Options.

     6.1 Option Price. The option price per share of Common Stock purchasable under a Stock Option shall be determined by the Committee; provided, however, that the option price of Non-Qualified Stock

Options shall not be less than 85%, and the option price of Incentive Stock Options shall not be less than 100%, of the fair market value of the Common Stock on the date of award of each such Stock Option.

     6.2 Option Term. The term of each Stock Option shall be ten years from the date of grant thereof, unless a shorter term is provided for by the Committee at the time of grant, subject to earlier termination as provided in Sections 6.7 and 6.8 hereof.

     6.3 Exercisability. Except as otherwise provided by the Committee at the time of grant, or as provided in Section 9 hereof, Stock Options shall vest and be first exercisable in annual installments of 25% of the shares originally subject thereto, commencing on the first anniversary of the date of grant of the Stock Option, and an additional 25% of such shares each year thereafter. The Committee may accelerate an exercise date of any Stock Option or otherwise waive the installment exercise provisions at any time (including at time of grant) in whole or in part. Except as provided in Sections 6.7 and 6.8, a Stock Option shall not be exercisable unless the optionee is an employee of the Company or a Related Company, or is a Franchisee or Licensee, at the time of exercise.

     6.4 Method of Exercise. Stock Options may be exercised in whole or in part at any time during the option term by giving written notice of exercise to the Company specifying the number of shares to be purchased, accompanied by payment of the option price. Payment of the option price shall be made in cash or cash equivalents or, if permitted by the Committee (either in the option agreement or at the time of exercise), by delivery of shares of Common Stock already owned by the optionee or withholding of shares subject to awards hereunder (in each case, such shares having a fair market value on the date of exercise equal to the aggregate option price), or in any other manner permitted by law and as determined by the Committee, or any combination of the foregoing.

     6.5 No Shareholder Rights. An optionee shall have neither rights to dividends or other rights of a shareholder with respect to shares subject to a Stock Option until the optionee has given written notice of exercise and has paid for such shares.

     6.6 Non-transferability. No Stock Option shall be transferable by the optionee other than by will or by the laws of descent and distribution. During the optionee's lifetime, all Stock Options shall be exercisable only by the optionee.

     6.7 Termination Under Certain Circumstances. If an optionee ceases to be an employee of the Company or a Related Company, or if a Franchisee or Licensee ceases to be a Franchisee or Licensee, for any reason other than death, retirement or permanent disability, any Stock Option held by such optionee under the Plan shall terminate immediately. If an optionee ceases to be an employee of the Company or a Related Company, or if a Franchisee or Licensee ceases to be a Franchisee or Licensee, by reason of retirement (on or after attaining the age of 65 or such earlier age as the Committee may determine) or permanent disability, any Stock Option held by such optionee may be exercised, to the extent exercisable on the day preceding the date of such cessation of employment or termination of the franchisee or licensee relationship, at any time within three months (one year in the case of permanent disability) after such cessation of employment or termination of the franchisee or licensee relationship, at the end of which period the Stock Option shall terminate. Notwithstanding the foregoing, the Committee in its sole discretion may provide, at the time of grant or otherwise, for different rules to apply to the exercisability of Stock Options held by an optionee at the time of such optionee's cessation of employment or termination of the franchisee or licensee relationship. In no event shall a Stock Option be exercised after the expiration of the term thereof.

     6.8 Death of the Optionee. If an optionee dies while an employee of the Company or a Related Company or while a Franchisee or Licensee, or within three months after the optionee has ceased to be an employee, Franchisee or Licensee by reason of retirement, or within one year after the optionee has ceased to be an employee, Franchisee or Licensee by reason of such optionee's permanent disability, such Stock Option may be exercised, to the extent exercisable on the day preceding the date such optionee ceases to be an employee, Franchisee or Licensee, by the estate of such deceased optionee, or by a person or persons who acquire the right to exercise such option by bequest or inheritance or by reason of the death of such optionee, at any time within one year after such optionee's death, or within such shorter period of time as shall be prescribed in the option agreement, at the end of which period such Stock Option shall terminate. In no event shall a Stock Option be exercised after the expiration of the term thereof.

     SECTION 7. Tax Withholding.

     7.1 Each optionee shall, no later than the date as of which the value of an award first becomes includible in the optionee's gross income for applicable tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, any federal, state, local or other taxes of any kind required by law to be withheld with respect to the award. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company (and, where applicable, any Related Company), shall to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the optionee.

     7.2 To the extent permitted by the Committee, and subject to such terms and conditions as the Committee may provide, an optionee may elect to have the withholding tax obligation, or any additional tax obligation with respect to any awards hereunder, satisfied by (i) having the Company withhold shares of Common Stock (at its fair market value) otherwise deliverable to the optionee with respect to the award, or (ii) delivering to the Company shares of Common Stock (at its fair market value) already owned by the optionee.

     SECTION 8. Amendments and Termination.

     The Plan shall terminate on February 14, 2004, and no Stock Option shall be awarded under the Plan on or after such date. The Board may discontinue the Plan at any time and may amend it from time to time. No amendment or discontinuation of the Plan shall adversely affect any award previously granted without the employee's, Franchisee's or Licensee's written consent. Amendments may be made without shareholder approval except as required to satisfy Rule 16b-3 under the Exchange Act (or any successor rule), Section 162(m) of the Code or, with respect to Incentive Stock Options, Section 422 of the Code.

     SECTION 9. Change of Control.

     9.1 In the event of a Change of Control, unless otherwise determined by the Committee at the time of grant or by amendment (with the holder's consent) of such grant, all outstanding Stock Options awarded under the Plan shall become fully exercisable and vested.

     9.2 A "Change of Control" shall be deemed to occur on the date that any of the following events occur:

          (a) any person or persons acting together which would constitute a "group" for purposes of Section 13(d) of the Exchange Act (other than the Company, any subsidiary, members of the Olsten family (defined as Miriam Olsten, any lineal descendant of William and Miriam Olsten, any spouse of any such lineal descendant, a trust established principally for the benefit of any of the foregoing, and the executor, administrator or personal representative of the estate of any of the foregoing) and the "permitted transferees" of such members of the Olsten family as defined in the Company's Restated Certificate of Incorporation) shall beneficially own (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, at least 25% of the total voting power of all classes of capital stock of the Company entitled to vote generally in the election of the Board;

          (b) either (i) Current Directors (as herein defined) shall cease for any reason to constitute at least a majority of the members of the Board (for these purposes, a "Current Director" shall mean any member of the Board as of the effective date of the Plan, and any successor of a Current Director whose election, or nomination for election by the Company's shareholders, was approved by at least two-thirds of the Current Directors then on the Board) or (ii) at any meeting of the shareholders of the Company called for the purpose of electing directors, a majority of the persons nominated by the Board for election as directors shall fail to be elected;

          (c) the shareholders of the Company approve (i) a plan of complete liquidation of the Company, or (ii) an agreement providing for the merger or consolidation of the Company (A) in which the Company is not the continuing or surviving corporation (other than a consolidation or merger with a wholly owned subsidiary of the Company in which all shares of Common Stock and the Company's Class B Common Stock, par value $.10 per share ("Class B Common Stock") outstanding immediately prior to the effectiveness thereof are changed into or exchanged for the same consideration) or (B) pursuant to which the Common Stock and Class B Common Stock are converted into cash, securities or other property, except a consolidation or merger of the Company in which the holders of the Common Stock and Class B Common Stock immediately prior to the consolidation or merger have, directly or indirectly, at least a majority of the common stock of the continuing or surviving corporation immediately after such consolidation or merger or in which the Board immediately prior to the merger or consolidation would, immediately after the merger or consolidation, constitute a majority of the board of the directors of the continuing or surviving corporation; or

          (d) the shareholders of the Company approve an agreement (or agreements) providing for the sale or other disposition (in one transaction or a series of transactions) of all or substantially all of the assets of the Company.

     SECTION 10. General Provisions.

     10.1 Each award under the Plan shall be subject to the requirement that, if at any time the Committee shall determine that (i) the listing, registration or qualification of the Common Stock subject or related thereto upon any securities exchange or under any state or federal law, or (ii) the consent or approval of any government regulatory body or (iii) an agreement by the recipient of an award with respect to the disposition of Common Stock is necessary or desirable (in connection with any requirement or interpretation of any federal or state securities law, rule or regulation) as a condition of, or in connection with, the granting of such award or the issuance, purchase or delivery of Common Stock thereunder, such award shall not be granted or exercised, in whole or in part, unless such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not acceptable to the Committee.

     10.2 Nothing set forth in this Plan shall prevent the Board from adopting other or additional compensation arrangements. Neither the adoption of the Plan nor any award hereunder shall confer upon: (i) any employee of the Company, or of a Related Company, any right to continued employment; or (ii) any Franchisee or Licensee any right to continue as a Franchisee or Licensee.

     10.3 Determinations by the Committee under the Plan relating to the form, amount and terms and conditions of awards need not be uniform, and may be made selectively among persons who receive or are eligible to receive awards under the Plan, whether or not such persons are similarly situated.

     10.4 With respect to persons subject to Section 16 of the Exchange Act, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successor under the Exchange Act. To the extent that any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

     10.5 No member of the Board or the Committee, nor any officer or employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination or interpretation taken or made with respect to the Plan, and all members of the Board or the Committee and all officers or employees of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

     SECTION 11. Effective Date of Plan.

     The Plan was originally adopted by the Board on February 14, 1994, and approved by the shareholders of the Company on April 29, 1994. The Plan, as amended and restated, was adopted by the Board on February 13, 1995, effective for option grants made on or after December 1, 1994, and subject to the approval by the shareholders of the Company at a meeting duly called and held within twelve months following the Board's adoption of the Plan, as amended and restated.

                                                                       EXHIBIT C

                               OLSTEN CORPORATION

      1990 NON-QUALIFIED STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS AND
                      CONSULTANTS, AS AMENDED AND RESTATED

1.  NAME AND BACKGROUND

     The name of this plan (the "Plan") is the Olsten Corporation 1990 Non-Qualified Stock Option Plan for Non-Employee Directors and Consultants. The Plan was originally adopted by the Board on December 17, 1990 and approved by the Company's shareholders on April 26, 1991. The Plan was amended and restated by the Board, effective August 6, 1992. The Plan is hereby amended and restated, effective February 13, 1995.

2.  DEFINITIONS

     For the purposes of the Plan, the following terms shall have the meanings set forth below:

          (a) "Board" means the Board of Directors of the Company.

          (b) "Business Day" means any day other than a Saturday, Sunday or other day on which banks in New York City are required or authorized by law to close.

          (c) "Chairman" means the individual appointed by the Committee to serve as the chairman of the Committee.

          (d) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

          (e) "Committee" means the committee specified in Section 4(d) hereof to administer the Plan.

          (f) "Common Stock" means the Common Stock of the Company, par value $.10 per share, or any security of the Company identified by the Committee as having been issued in substitution or exchange therefor or in lieu thereof.

          (g) "Company" means Olsten Corporation, a Delaware corporation.

          (h) "Consultant" means an individual who furnishes services to the Company and (i) is neither an Employee of the Company or any Subsidiary nor a Non-Employee Director and (ii) in the determination of the Committee, has made a significant contribution to the growth and development of the Company.

          (i) "Effective Date" means the date on which the Plan was originally approved by the Board, as provided in Section 5(a) hereof.

          (j) "Employee" means an individual whose wages are subject to the withholding of federal income tax under Section 3401 of the Code.

          (k) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor statute.

          (l) "Fair Market Value" of a Share as of a specified date means the closing price of the Common Stock on the New York Stock Exchange (or on any other national stock exchange on which the Common Stock may be listed) on such date.

          (m) "Non-Employee Director" means an individual who: (i) is now, or hereafter becomes, a member of the Board; (ii) is neither an Employee nor an Officer of the Company or any Subsidiary on the date of the grant of the NQSO; and (iii) has not elected to decline to participate in the Plan pursuant to the next succeeding sentence. A Non-Employee Director otherwise eligible to participate in the Plan may make an irrevocable, one-time election, by written notice to the Corporate Secretary of the Company and the Chairman of the Committee within thirty days after his initial election or appointment to the Board or, in the case of Non-Employee Directors in office, on the date the Plan was adopted by the Board, to decline to participate in the Plan.

          (n) "NQSO" means an option that is not qualified under Section 422 of the Code.

          (o) "Officer" means an individual elected or appointed by the Board or by the board of directors of a Subsidiary, or chosen in such other manner as may be prescribed by the by-laws of the Company or a Subsidiary, as the case may be, to serve as an officer of the Company or a Subsidiary.

          (p) "Participant" means a Non-Employee Director or a Consultant who is granted a NQSO under the Plan.

          (q) "Plan" means this 1990 Non-Qualified Stock Option Plan for Non-Employee Directors and Consultants, as may be amended from time to time.

          (r) "Rule 16b-3" means Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act, or any successor or replacement rule adopted by the Securities and Exchange Commission. Accordingly, all references in the Plan to a specific paragraph of Rule 16b-3 shall be deemed to be references to such paragraph or to the applicable successor or replacement paragraph thereto.

          (s) "Share" means one share of Common Stock, adjusted in accordance with Section 9(b) hereof, if applicable.

          (t) "Stock Option Agreement" means the written agreement between the Company and the Participant that contains the terms and conditions pertaining to the NQSO.

          (u) "Subsidiary" means any corporation or entity of which the Company, directly or indirectly, is the beneficial owner of fifty percent (50%) or more of the total voting power of all classes of its stock having voting power, unless the Committee shall determine, for purposes of this Plan as it pertains to Consultants, that any such corporation or entity shall be excluded hereunder from the definition of the term Subsidiary.

3.  PURPOSE

     The purpose of the Plan is to enable the Company to provide incentives, which are linked directly to increases in shareholder value, by awarding stock options (i) to Non-Employee Directors in order that they will be encouraged to serve on the Board and exert their best efforts on behalf of the Company, and
(ii) to Consultants in order to encourage such Consultants to promote the success and progress of the Company's business.

4.  ADMINISTRATION

     (a) Powers of the Committee with Respect to the Non-Employee Directors.

     The Committee shall have the authority to interpret and administer that part of the Plan relating to Non-Employee Directors in accordance with the provisions of the Plan; provided, however, that the Committee shall not have the authority to determine the number of shares granted, the persons eligible to participate under the Plan or the terms of the options granted to Non-Employee Directors. The Committee: (i) may authorize any person to execute, on behalf of the Company, an option agreement with respect to a NQSO granted to a Non-Employee Director in accordance with an automatic award under the Plan; and
(ii) is authorized to construe and interpret the Plan as it relates to Non-Employee Directors and to make all other determinations necessary or advisable for the administration of the Plan as it relates to Non-Employee Directors. Subject to the foregoing, any determination, decision or action of the Committee in connection with the construction, interpretation, administration or application of the Plan as it relates to Non-Employee Directors shall be final, conclusive and binding upon all Non-Employee Directors and any person claiming under or through a Non-Employee Director.

     With respect to persons subject to Section 16 of the Exchange Act, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent that any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Board.

     (b)Powers of the Committee with Respect to the Consultants.

     The Committee shall have the authority to administer that part of the Plan relating to Consultants in accordance with the provisions of the Plan in its sole and absolute discretion. To this end, the Committee is authorized to determine the Fair Market Value of the Common Stock covered by each NQSO and the Consultants to whom, and the time or times at which, any NQSO shall be granted to Consultants; to determine the number of Shares to be covered by each NQSO; to determine the price at which each share of Common Stock covered by a NQSO may be purchased; to determine the terms and provisions of each NQSO granted to Consultants under the Plan, which need not be identical; to accelerate any exercise date of any NQSO granted to Consultants; to waive restrictions imposed with respect to the transferability of stock acquired on exercise of NQSOs granted to Consultants under the Plan; to authorize any person to execute on behalf of the Company an option agreement with respect to a NQSO granted to Consultants by the Committee; to construe and interpret the Plan as it relates to Consultants and to make any other determination deemed necessary or advisable for the administration of the Plan as it relates to Consultants. Subject to the foregoing, any determination, decision or action of the Committee in connection with the construction, interpretation, administration or application of the Plan as it relates to Consultants shall be final, conclusive and binding upon all Consultants and any person claiming under or through a Consultant.

     (c) Actions by the Committee.

     The Committee shall hold meetings at such times and places as it may determine. The Committee shall appoint one of its members as Chairman of the Committee. Acts approved by a majority of the members of the Committee present at a meeting at which a quorum is present, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee.

     (d) Composition of the Committee.

     The Committee shall consist of the members of the Board who are not Non-Employee Directors (the "Employee Directors"), or a committee thereof appointed by such Employee Directors. Employee Directors may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, however caused, shall be filled by the Employee Directors.

     (e) Liability of Board or Committee Members.

     No member of the Board or the Committee will be liable for any action or determination made in good faith by the Board or the Committee with respect to the Plan or any grant or exercise of a NQSO thereunder.

     (f) NQSO Accounts.

     The Committee shall maintain or cause to be maintained a journal or other record in which a separate account for each Non-Employee Director or Consultant, as the case may be, shall be established. Whenever NQSOs are granted to or exercised by a Participant, the Participant's account shall be appropriately credited or debited. Appropriate adjustment shall also be made in such journal with respect to each Participant's account in the event of an adjustment pursuant to Section 9(b) hereof.

5.  EFFECTIVE DATE AND TERM OF THE PLAN

     (a) Effective Date of the Plan. The effective date of the Plan is December 17, 1990 (the date the Plan was approved by the Board).

     (b) Term of the Plan. No NQSO shall be granted pursuant to the Plan on or after April 26, 2001 (the tenth anniversary of the approval of the Plan by the Company's shareholders), but NQSOs theretofore granted may extend beyond that date.

6.  SHARES SUBJECT TO THE PLAN

     The maximum aggregate number of Shares which may be subject to NQSOs granted to Participants under the Plan shall be 100,000. The limitation on the number of Shares which may be subject to NQSOs under the Plan shall be subject to adjustment as provided in Section 9(b) hereof.

     If any NQSO granted under the Plan expires or is terminated for any reason without having been exercised in full, the Shares allocable to the unexercised portion of such NQSO shall again become available for grant pursuant to the Plan. At all times during the term of the Plan, the Company shall reserve and keep available for issuance such number of Shares as the Company is obligated to issue upon the exercise of all then outstanding NQSOs.

7.  SOURCE OF SHARES ISSUED UNDER THE PLAN

     Common Stock issued under the Plan may consist, in whole or in part, of authorized and unissued Shares or treasury Shares, as determined in the sole and absolute discretion of the Committee. No fractional Shares shall be issued under the Plan.

8.  NON-QUALIFIED STOCK OPTIONS

     (a) Grant of NQSOs.

          (i) An automatic NQSO to purchase 2,000 shares (subject to adjustment as provided in Section 9(b) hereof) shall be awarded to each Non-Employee Director on December 7, 1992 and upon each anniversary thereafter (or if such date is not a Business Day, then on the next succeeding Business Day), subject to the terms and conditions described in Section 8(c) below;

          (ii) Discretionary awards of NQSOs shall be made to Consultants as determined by the Committee, which shall have full and final authority in its discretion, subject to the provisions of the Plan, to grant NQSOs to any one or more Consultants.

     (b) Exercise Price.

          (i) In the case of NQSOs granted to Non-Employee Directors, the price at which each Share covered by a NQSO may be purchased pursuant to this Plan shall be the Fair Market Value of a Share on the date of the award of the NQSO;

          (ii) In the case of NQSOs granted to Consultants, the price at which each Share covered by a NQSO may be purchased pursuant to this Plan shall be determined by the Committee at the time of grant but shall not be less than the Fair Market Value of a Share on the date of the grant.

     (c) Terms and Conditions.

     All NQSOs granted pursuant to the Plan shall be evidenced by a Stock Option Agreement (which need not be the same for each Participant or NQSO), approved as to form by the Committee, and which shall be subject to the following express terms and conditions and to the other terms and conditions specified in this
Section 8, and, in the case of Consultants, to such other terms and conditions as shall be determined by the Committee in its sole and absolute discretion which are not inconsistent with the terms of the Plan:

          (i) except as set forth in Section 9(c) hereof, (A) all NQSOs granted to a Non-Employee Director shall vest and become first exercisable six months from the date of grant; and (B) all NQSOs granted to a Consultant shall vest and become first exercisable no earlier than six months nor later than five years from the date of grant, as may be determined and prescribed by the Committee;

          (ii) the failure of a NQSO to vest for any reason whatsoever shall cause the NQSO to expire and be of no further force or effect;

          (iii) unless terminated earlier pursuant to Section 8(e) hereof, the term of each NQSO shall be ten years from the date of grant, or, in the case of stock options granted to Consultants, such shorter term as the Committee may provide at the time of the grant of the NQSO;

          (iv) NQSOs shall not be transferable by the holder otherwise than by will or by the laws of descent and distribution and shall be exercised during the lifetime of the holder only by the holder;

          (v) no NQSO or interest therein may be transferred, assigned, pledged or hypothecated by the holder during the holder's lifetime whether by operation of law or otherwise, or be made subject to execution, attachment or similar process; and

          (v) payment for the Shares to be received upon exercise of a NQSO shall be made in full in cash.

     (d) Exercise.

     The holder of a NQSO may exercise the same by filing with the Corporate Secretary of the Company a written election, in such form as the Committee may determine, which notice shall specify the number of Shares with respect to which such NQSO is being exercised. Such notice shall be accompanied by payment in full of the exercise price for such Shares. Notwithstanding the foregoing, the Committee may specify a reasonable minimum number of Shares that may be purchased on any exercise of any NQSO, provided that such minimum number will not prevent the Participant from exercising the NQSO with respect to the full number of Shares as to which the NQSO is then exercisable.

     (e) Termination of NQSOs.

     NQSOs granted under the Plan shall be subject to the following events of termination:

          (i) in the event a Non-Employee Director is removed from the Board, all unexercised NQSOs held by such Non-Employee Director on the date of such removal (whether or not vested) shall expire immediately;

          (ii) in the event a Non-Employee Director ceases to be a member of the Board, other than by reason of removal, all unexercised NQSOs held by such Non-Employee Director at the time the Non-Employee Director ceases to be a member of the Board shall expire, unless vested, and if vested must be exercised within sixty (60) days of the Non-Employee Director's last day as a member of the Board; and

          (iii) in the event a Consultant no longer furnishes services to the Company, all unexercised NQSOs held by such Consultant at the time such Consultant ceases to furnish services to the Company shall expire, unless vested, and if vested must be exercised within sixty (60) days of the time such Consultant so ceases to furnish services to the Company.

9.  RECAPITALIZATION

     (a) Corporate Flexibility.

     The existence of the Plan and the NQSOs granted hereunder shall not affect or restrict in any way the right or power of the Board or the shareholders of the Company, in their sole and absolute discretion, to make, authorize or consummate any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of bonds, debentures, common stock, preferred or prior preference stocks ahead of or affecting the Company's capital stock or the rights thereof, the dissolution or liquidation of the Company or any sale or transfer of all or any part of its assets or business, or any other grant of rights, issuance of securities, transaction, corporate act or proceeding and notwithstanding the fact that any such activity, proceeding, action, transaction or other event may have, or be expected to have, an impact (whether positive or negative) on the value of any NQSO.

     (b) Adjustments Upon Changes in Capitalization.

     Except as otherwise provided in Section 9(c) below and subject to any required action by the shareholders of the Company, in the event of any change in capitalization affecting the Common Stock of the Company, such as a stock dividend, stock split or recapitalization, the Committee shall make proportionate adjustments with respect to: (i) the aggregate number of Shares available for issuance under the Plan; (ii) the number and exercise price of Shares subject to outstanding NQSOs; provided, however, that the number of Shares subject to any NQSO shall always be a whole number; (iii) the number of shares subject to each grant under the Plan; and (iv) such other matters as shall be appropriate in light of the circumstances; provided, however, that no such adjustment shall be made if the adjustment would cause the Plan to fail to comply with the "formula award" exception, as set forth in Rule 16b-3(c)(2)(ii) of the Exchange Act, for grants of NQSOs to Non-Employee Directors.

     (c) Adjustments Involving Transactions Where Company Does Not Survive.

     In connection with the dissolution or liquidation of the Company or upon a reorganization, merger, or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation, or upon the sale of all or substantially all of the property of the Company or upon any other similar extraordinary transaction, all NQSOs not vested on or prior to the effective time of any such transaction shall immediately vest as of such effective time. The Committee in its discretion may make provisions for the assumption of outstanding NQSOs, or the substitution for outstanding NQSOs of new incentive awards covering the stock of a successor corporation or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices so as to prevent dilution or enlargement of rights; provided, however, that no such adjustment shall be made if the adjustment would cause the Plan to fail to comply with the "formula award" exception, as set forth in Rule 16b-3(c)(2)(ii) of the Exchange Act, for grants of NQSOs to Non-Employee Directors.

10.  SECURITIES LAW REQUIREMENTS

     No shares shall be issued under the Plan unless and until: (i) the Company and the Participant have taken all actions required to register the Shares under the Securities Act of 1933, as amended, or perfect an exemption from the registration requirement thereof; (ii) any applicable listing requirement of any stock exchange on which the Common Stock is listed has been satisfied; and (iii) any other applicable provision of state or federal law has been satisfied.

11.  AMENDMENT AND TERMINATION

     (a) Modifications to the Plan.

     The Board may, insofar as permitted by law, from time to time, with respect to any Shares at the time not subject to NQSOs, suspend or terminate the Plan or revise or amend the Plan in any respect whatsoever; provided, however, that (i) the provisions of the Plan which are of the kind described in Rule 16b-3(c)(2)(ii)(A) of the Exchange Act shall not be amended more than once every six months, other than to comport with changes in the Code or the Employee Retirement Income Security Act, or the rules thereunder; and (ii) any revision or amendment that would cause the Plan to fail to comply with Rule 16b-3 or any other requirement of applicable law or regulation if such amendment were not approved by the shareholders of the Company shall not be effective unless and until such approval is obtained.

     (b) Rights of Participant.

     No amendment, suspension or termination of the Plan that would adversely affect the right of any Participant with respect to a NQSO previously granted under the Plan will be effective without the written consent of the affected participant.

12.  MISCELLANEOUS

     (a) Shareholders' Rights.

     No Participant and no beneficiary or other person claiming under or through such Participant shall acquire any rights as a shareholder of the Company solely by virtue of such Participant's having been granted a NQSO under the Plan. No Participant and no beneficiary or other person claiming under or through such Participant will have any right, title or interest in or to any Shares allocated or reserved under the Plan or subject to any NQSO except as to Shares, if any, that have been issued or transferred to such Participant. No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to the date of exercise.

     (b) Other Compensation Arrangements.

     Nothing contained in the Plan shall prevent the Board from adopting other compensation arrangements, subject to shareholder approval if such approval is required. Such other arrangements may be either generally applicable or applicable only in specific cases.

     (c) Treatment of Proceeds.

     Proceeds realized from the exercise of NQSOs under the Plan constitute general funds of the Company.

     (d) Costs of the Plan.

     The costs and expenses of administering the Plan shall be borne by the Company.

     (e) No Right to Continue as Non-Employee Director or Consultant.

     Nothing contained in the Plan or in any instrument executed pursuant to the Plan will confer upon any Participant any right to continue as a member of the Board (or as a Consultant, as the case may be) or affect the right of the Company, the Board or the shareholders of the Company to terminate the directorship (or consultancy) of any Participant at any time with or without cause.

     (f) Severability.

     The provisions of the Plan shall be deemed severable and the validity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

     (g) Binding Effect of Plan.

     The Plan, as amended and restated, supersedes prior versions of the Plan. The Plan shall inure to the benefit of the Company, its successors and assigns.

     (h) No Waiver of Breach.

     No waiver by any person at any time of any breach by another person of, or compliance with, any condition or provision of the Plan to be performed by such other person shall be deemed a waiver of the same, any similar or any dissimilar provisions or conditions at the same or at any prior or subsequent time.

     (i) Headings.

     The headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation of this Plan.

                                  COMMON STOCK
                                  ------------

                                     PROXY

[OLSTEN CORPORATION LOGO]
175 Broad Hollow Road
Melville, New York 11747-8905

                      SOLICITED BY THE BOARD OF DIRECTORS
                       FOR ANNUAL MEETING OF SHAREHOLDERS
                           OF THE OLSTEN CORPORATION

     The undersigned hereby appoints Frank N. Liguori, Stuart Olsten and Laurin
L. Laderoute, Jr., jointly and severally, proxies, with full power of substitution to represent the undersigned and vote all shares of Common Stock of The Olsten Corporation (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held at 175 Broad Hollow Road, Melville, New York on Friday, April 28, 1995 at 10:00 a.m., and at any adjournments thereof, upon the following matters and upon such other matters as may properly come before the meeting:

     THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER. IF NO DIRECTION IS GIVEN, SUCH SHARES WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4 AND 5 AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXIES ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING.

CONTINUED, AND TO BE VOTED, SIGNED AND DATED ON THE REVERSE SIDE.



- --------------------------------------------------------------------------------
                            S FOLD AND DETACH HERE S

IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4 AND
5.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FORPROPOSALS 1, 2, 3, 4 AND 5.

1. Approve amendments to Restated   2. Approve amendments to 1994 Stock
   Certificate of Incorporation.       Incentive Plan.

      FOR      AGAINST   ABSTAIN          FOR      AGAINST   ABSTAIN
      / /        / /       / /            / /        / /       / /

3. Approve amendment to 1990        4. Approve Coopers & Lybrand as
   Non-Qualified Stock Option Plan     independent auditors for 1995.
   for Non-Employee Directors and
   Consultants.

      FOR      AGAINST   ABSTAIN          FOR      AGAINST   ABSTAIN
      / /        / /       / /            / /        / /       / /


5. Election of Directors:          Nominees to be elected by holders of Common Stock: John M.     6. In their discretion,
                                   May, Raymond S. Troubh and Josh S. Weston                         upon such other
   FOR all      WITHHOLD                                                                             matters as may
   nominees     AUTHORITY          (INSTRUCTION: To withhold authority to vote for any               properly come
   (except as   for all nominees   individual nominee, write that nominee's name in the space        before the meeting.
   marked)                         provided below.)

    / /            / /             ------------------------------------------------

                       Please mark, date and sign as your name appears hereon and return in the enclosed envelope. If acting as executor, administrator, trustee, etc. please so indicate when signing. If the signer is a corporation, please sign the full corporate name by duly authorized officer. If shares are held jointly, each shareholder should sign. If a partnership, please sign in partnership name by authorized person.

                       Dated:                                             , 1995
                             --------------------------------------------

                       ---------------------------------------------------------
                                               (Signature)

                       ---------------------------------------------------------
                                        (Signature, if held jointly)


"PLEASE MARK INSIDE BLUE BOXES SO THAT DATA
PROCESSING EQUIPMENT WILL RECORD YOUR VOTES"
- --------------------------------------------------------------------------------
                            S FOLD AND DETACH HERE S

                              CLASS B COMMON STOCK
                              --------------------

                                     PROXY


[OLSTEN CORPORATION LOGO]
175 Broad Hollow Road
Melville, New York 11747-8905

                      SOLICITED BY THE BOARD OF DIRECTORS
                       FOR ANNUAL MEETING OF SHAREHOLDERS
                           OF THE OLSTEN CORPORATION

     The undersigned hereby appoints Frank N. Liguori, Stuart Olsten and Laurin
L. Laderoute, Jr., jointly and severally, proxies, with full power of substitution to represent the undersigned and vote all shares of Class B Common Stock of The Olsten Corporation (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held at 175 Broad Hollow Road, Melville, New York on Friday, April 28, 1995 at 10:00 a.m., and at any adjournments thereof, upon the following matters and upon such other matters as may properly come before the meeting:

     THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER. IF NO DIRECTION IS GIVEN, SUCH SHARES WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4 AND 5 AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXIES ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING.

CONTINUED, AND TO BE VOTED, SIGNED AND DATED ON THE REVERSE SIDE.

- --------------------------------------------------------------------------------
                            S FOLD AND DETACH HERE S



IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4 AND
5.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FORPROPOSALS 1, 2, 3, 4 AND 5.

1. Approve amendments to Restated   2. Approve amendments to 1994 Stock
   Certificate of Incorporation.       Incentive Plan.

      FOR      AGAINST   ABSTAIN          FOR      AGAINST   ABSTAIN
      / /        / /       / /            / /        / /       / /

3. Approve amendment to 1990        4. Approve Coopers & Lybrand as
   Non-Qualified Stock Option Plan     independent auditors for 1995.
   for Non-Employee Directors and
   Consultants.

      FOR      AGAINST   ABSTAIN          FOR      AGAINST   ABSTAIN
      / /        / /       / /            / /        / /       / /


5. Election of Directors:          Nominees to be elected by holders of Class B Common Stock:         6. In their discretion,
                                   Andrew  N. Heine,                                                     upon such other
   FOR all      WITHHOLD           Stuart R. Levine, Frank N. Liguori, Miriam Olsten, Stuart Olsten      matters as may
   nominees     AUTHORITY          and Richard J. Sharoff                                                properly come
   (except as   for all                                                                                  before the meeting.
   marked)      nominees           (INSTRUCTION: To withhold authority to vote for any
                                   individual nominee, write that nominee's name in the space
    / /          / /               provided below.)

                                   ----------------------------------------------------------


                       Please mark, date and sign as your name appears hereon and return in the enclosed envelope. If acting as executor, administrator, trustee, etc. please so indicate when signing. If the signer is a corporation, please sign the full corporate name by duly authorized officer. If shares are held jointly, each shareholder should sign. If a partnership, please sign in partnership name by authorized person.

                       Dated:                                             , 1995
                             --------------------------------------------

                       ---------------------------------------------------------
                                              (Signature)

                       ---------------------------------------------------------
                                      (Signature, if held jointly)


"PLEASE MARK INSIDE BLUE BOXES SO THAT DATA
PROCESSING EQUIPMENT WILL RECORD YOUR VOTES"
- --------------------------------------------------------------------------------
                            S FOLD AND DETACH HERE S